                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      SAFETY COMPONENTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
                  --------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction
         applies:
                  --------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                --------------------------------

    (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

    (5)  Total fee paid:
                         -------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                 -----------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------

    (3)  Filing Party:
                       ---------------------------------------------------------

    (4)  Date Filed:
                     -----------------------------------------------------------

                                PRELIMINARY COPY

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                                CORPORATE CENTER
                                41 STEVENS STREET
                        GREENVILLE, SOUTH CAROLINA 29605
                             -----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL ___, 2001
                            ------------------------

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Safety Components International, Inc. (the "Company") will be held at _________, local time, on April __, 2001, at____________________________________________________,
for the following purposes:

      1. To consider and vote upon the Safety Components International, Inc. 2001 Stock Option Plan (the "Plan") authorizing the issuance of up to 900,000 shares of the Company's common stock under the Plan to key employees, including officers, and/or to directors and consultants.

      2. To consider and vote upon certain cash payments payable to, and decreases in the exercise price of certain stock options to be granted pursuant to the Plan for the benefit of, members of the Company's management under employment agreements and/or severance arrangements entered into by the Company, in the event of a change of control of the Company.

      3. To transact such other business as may properly come before the meeting.

      Only holders of record of the Company's common stock at the close of business on March 16, 2001 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such Stockholders may vote in person or by proxy.

      STOCKHOLDERS WHO FIND IT CONVENIENT ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ARE NOT ABLE TO DO SO AND WISH THAT YOUR STOCK BE VOTED, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    By Order of the Board of Directors,



                                    Brian P. Menezes
                                    Secretary

March ___, 2001

                                PRELIMINARY COPY

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                            NOTICE TO WARRANTHOLDERS
                            PURSUANT TO SECTION 5.09
                              OF WARRANT AGREEMENT


      NOTICE IS HEREBY GIVEN, pursuant to Section 5.09 of that certain Warrant Agreement (the "Warrant Agreement") dated as of October 11, 2000 by and between Safety Components International, Inc. (the "Company") and Continental Stock Transfer and Trust Company (the "Warrant Agent"), as agent for holders of Warrants issued by the Company thereunder, that the Company anticipates, on or about April 23, 2001, granting options to purchase approximately 489,600 shares of $.01 par value common stock of the Company under its 2001 Stock Option Plan, subject to approval of its stockholders, at a meeting of stockholders currently scheduled for April ___, 2001.

      It is not anticipated that the issuance of stock options shall result in any adjustment in the number of shares issuable upon exercise of the Warrants or the Exercise Price thereof, pursuant to the provisions of Section 5 of the Warrant Agreement.








                                           Safety Components International, Inc.


                                           Brian P. Menezes
                                           Secretary

                                PRELIMINARY COPY

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                                CORPORATE CENTER
                                29 STEVENS STREET
                        GREENVILLE, SOUTH CAROLINA 29605

                            ------------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Safety Components International, Inc., a Delaware corporation (the "Company"), of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") of the Company to be held at _________, local time, on April ___, 2001, at _____________________________________________
_______________________________________________, and at any adjournment thereof.
The purposes of the meeting are:

      1. To consider and approve upon the Safety Components International, Inc. 2001 Stock Option Plan (the "Plan") authorizing the issuance of up to 900,000 shares of the Company's common stock under the Plan to key employees, including officers, and/or to directors and consultants.

      2. To consider and approve certain cash payments payable to, and decreases in the exercise price of certain stock options to be granted pursuant to the Plan for the benefit of, members of the Company's management under employment agreements and/or severance arrangements entered into by the Company, in the event of a Change of Control (as defined herein) of the Company (the "Parachute Payments").

      3. To transact such other business as may properly come before the meeting.

      If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted
(i) FOR approval of the Plan, and (ii) FOR approval of the Parachute Payments. Shares represented by proxy cards in the accompanying form shall also be voted in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company, or by the vote of a stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement is March 26, 2001.

                                     VOTING

      Holders of record of Common Stock on March 16, 2001 will be entitled to vote at the Special Meeting or any adjournment thereof. A majority of outstanding shares as of the record date will constitute a quorum for the transaction of business. As of March 16, 2001 there were 5,000,000 shares of Common Stock outstanding and entitled to vote. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Special Meeting.

      The favorable vote of more than 75% of the shares of the outstanding Common Stock of the Company is necessary to approve (i) the Plan, and (ii) the Parachute Payments. Accordingly, abstentions and broker non-voters are effectively counted as votes against the proposals being considered.

      The Board of Directors recommends a vote FOR each of the proposals set forth above and described below.

                 ITEM 1. APPROVAL OF THE 2001 STOCK OPTION PLAN

      The Board of Directors and the Compensation Committee adopted as of March 5, 2001 the Safety Components International, Inc. 2001 Stock Option Plan, subject to the approval of the Company's stockholders to the extent required by
Section 422, Section 162(m) and Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to provide key employees, including officers, and directors and consultants of the Company, with incentives and rewards to encourage them to continue in their service to the Company. A copy of the Plan has been submitted to the Securities and Exchange Commission with this Proxy Statement and the following summary of the Plan is qualified in its entirety by reference to the Plan.

      The Compensation Committee (currently comprised of Messrs. Andy Goldfarb, as Chairman, Ben E. Waide and Carroll R. Wetzel, Jr.) (or from time to time a subcommittee thereof) shall administer the Plan and shall determine, among other things, the persons who are to be granted options and the terms of the options. Subject to the terms of the Plan, the Compensation Committee has the authority to establish rules and regulations, make determinations and interpretations and take such other administrative actions as it deems necessary or advisable for the administration of the Plan.

      Under the Plan, the Compensation Committee, in its discretion, has the authority to grant options to purchase up to 900,000 shares of the Common Stock. This number of shares of Common Stock reserved for issuance under the Plan is subject to adjustment in the event of a recapitalization or reorganization of the Company, a stock split, stock dividend or similar event as provided in the Plan. No person can be granted options under the Plan in any calendar year to purchase more than 210,000 shares of Common Stock (subject to adjustment as described above with respect to the number of shares reserved under the Plan). It is anticipated that immediately following the Special Meeting, subject to stockholder approval of the Plan, nonstatutory options to purchase a total of approximately 489,600 shares of Common Stock, to become exercisable over a period of three years from the date of grant, will be granted by the Compensation Committee to approximately 50 employee participants under the Plan, including four executive officers. It is also intended that immediately following the Special Meeting, nonstatutory options to purchase a total of 32,500 shares of Common Stock will be granted to the Company's outside directors (10,000 for Mr. Wetzel, as Chairman, and 7,500 for each of the other outside directors), consistent with understandings reached at the time of their appointment to the Board in connection with the Chapter 11 Cases (as defined below). For additional information, see the "New Plan Benefits" table below.

      An option granted under the Plan (evidenced by an agreement in a form approved by the Compensation Committee) entitles the participant to purchase shares of Common Stock at a set option exercise price determined by the Compensation Committee. Unless designated by the Compensation Committee in its discretion as "incentive stock options" ("ISOs") intended to qualify under
Section 422 of the Code, options granted pursuant to the Plan are intended to be nonstatutory stock options.

        The exercise price and the term of options granted pursuant to the Plan are determined by the Compensation Committee at the time of grant. However, in the case of an ISO and/or in the case of any option intended to qualify as "performance based compensation" for purposes of Section 162(m) of the Code, the exercise price per share may not be less than the fair market value of a share of Common Stock on the date of grant of the option. The term of an option may not exceed ten years from the date of grant. In the case of an ISO granted to any holder on the date of grant of more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant and the term of the option may not exceed five years from the date of grant. In any event, all options granted under the Plan will expire on October 31, 2010 and may not be exercised after that date. Option agreements may provide for the exercise of options, in whole or in part, from time to time during the term of the option or in such installments as the Compensation Committee may determine, subject to earlier expiration upon the occurrence of certain events as provided in the Plan such as termination of service.

      The exercise price of shares of Common Stock purchased upon the exercise of an option may be paid: (1) in cash, (2) subject to disallowance by the Compensation Committee, by surrender of other shares of Common Stock having a fair market value on the date of exercise equal to such exercise price or partly by surrender of shares of Common Stock with the balance in cash, (3) subject to the discretion of the Compensation Committee, by means of a "cashless exercise" or (4) in any other form of consideration that may be approved by the Compensation Committee from time to time and permitted by applicable laws.

      In general, upon a participant's termination of service, all options granted to such participant that are not then vested and exercisable shall expire and terminate. If a participant's termination of service is by reason of the participant's death or Disability (as defined in the Plan), such participant's vested options generally shall remain exercisable for ninety days following termination. If termination of service is due to Involuntary Termination Without Cause (as defined in the Plan), such participant's vested options generally shall remain exercisable for thirty days following termination (or in certain cases, such vested options may be exchanged within thirty days for stock appreciation rights that become exercisable in the event there is a change of control within twenty-four months of the termination of service). If a participant's service terminates for reasons other than death, Disability, or Involuntary Termination Without Cause, all of such participant's options generally shall expire and terminate as of the date of termination of service. However, the Compensation Committee has the discretion to provide for shorter or longer exercise periods following a termination of employment and also may accelerate the vesting of an option. In no event can an option be exercised after the expiration of its term.

      Options granted under the Plan generally cannot be transferred or assigned by the participant, other than by will or the laws of descent and distribution, and are exercisable during his or her lifetime only by the participant. Notwithstanding the foregoing, the Compensation Committee may allow nonstatutory stock options to be transferred without consideration to certain family members or family-related trusts, foundations or other entities, subject to the conditions and restrictions specified by the Compensation Committee.

      Upon the occurrence of certain events involving a recapitalization or reorganization of the Company, stock split, stock dividend or similar event, the Compensation Committee will make appropriate adjustments to the number of shares covered by each outstanding option and the per share exercise price thereof. The Compensation Committee may provide in its grant of an option that the exercisability and/or vesting of the option will be accelerated in connection with an event constituting a "change of control" as described in the option agreement.

      Nonstatutory options granted under the Plan may include the right to acquire a "reload" option. In such a case, if a participant pays all or part of the exercise price of a nonstatutory option with shares of Common Stock held by the participant for at least six months, then upon exercise of the option, the participant is granted a second option to purchase, at the fair market value as of the date of exercise of the first option, the number of whole shares used by the participant in payment of the exercise price of the first option.

      The Board of Directors of the Company may at any time suspend, discontinue or terminate the Plan or revise or amend it in any respect (subject to any stockholder approval requirements). Unless terminated earlier by the Board of Directors, the Plan will terminate on October 31, 2010.

      Set forth below is information with respect to options anticipated to be granted in the current fiscal year, subject to stockholder approval of the Plan, to the Named Executives and other specified groups under the Plan.

                                NEW PLAN BENEFITS
          SAFETY COMPONENTS INTERNATIONAL, INC. 2001 STOCK OPTION PLAN

Name and Position                                                Dollar Value ($)(1)     No. of Units (2)
-------------------------------------------------------------------------------------------------------------

Current Officers
----------------
John C. Corey                                                            -----                 173,200
     Chief Executive Officer and President
Stephen B. Duerk                                                         -----                  71,000
     Vice President, President North American
     Automotive Group
Brian P. Menezes                                                         -----                  75,000
     Vice President and Chief Financial Officer
All current executive officers as a group                                -----                 324,900
All current non-executive officer directors as a group                   -----                  32,500
All current non-executive officer employees as a group                   -----                 164,700

Former Officers
---------------
Robert A. Zummo                                                          -----                  -----
     Formerly Chief Executive Officer and President
Victor Guadagno                                                          -----                  -----
     Formerly Vice President; President, Systems Group
Jeffrey J. Kaplan                                                        -----                  -----
     Formerly Executive Vice President and Chief
     Financial Officer


(1) The dollar value of each of the options granted is not determinable due to the absence of an active trading market for the Common Stock.

(2) All options anticipated to be granted under the Plan immediately following the Special Meeting to Messrs. Corey and Menezes will have an exercise price of $8.75 per share. Options to be granted to Mr. Duerk are expected to have an exercise price of $8.75 per share, subject to adjustment to $.01 per share in the event of a change of control as described in the option agreements, with respect to 25,500 shares and $8.75 with respect to 45,500 shares. Options to be granted to executive officers as a group are expected to have an exercise price of $8.75 per share, subject to adjustment to $.01 per share in the event of a change of control as described in the option agreements, with respect to 28,900 shares and $8.75 with respect to 296,000 shares. Options to be granted to non-executive officer directors are expected to have an exercise price of $8.75 per share, subject to adjustment to $.01 per share in the event of a change of control as described in the option agreements. Options to be granted to non-executive officer employees as a group are expected to have an exercise price of $8.75 per share, subject to adjustment to $.01 per share in the event of a change of control as described in the option agreements, with respect to 79,400 shares and $8.75 with respect to 85,300 shares. It is anticipated that all such options will have a term running to October 31, 2010, subject to earlier termination as described above.

FEDERAL INCOME TAX CONSEQUENCES

      The following summary generally describes the federal income tax consequences to participants and the Company of options granted under the Plan and is based on current laws and regulations. The summary is general in nature and is not intended to cover all tax consequences that could apply to a particular participant or the Company.

      No federal taxable income is recognized by a Plan participant upon the grant of a nonstatutory stock option or stock appreciation right. A holder of a nonstatutory option will, however, recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option exercise price. Additionally, any appreciation in the value of the purchased shares after the date of exercise will be taxed as capital gains when such stock is ultimately sold. A holder of a stock appreciation right will recognize ordinary income in the year in which the stock appreciation right is exercised equal to the amount paid to the participant upon such exercise. The Company is entitled to a compensation expense deduction at the time when such option or stock appreciation right is exercised equal in amount to the ordinary income recognized by the participant.

      If the option exercise price under any nonstatutory stock option is paid for by surrendering shares of Common Stock previously acquired, then the participant will recognize ordinary income on the exercise as described above (any shares acquired under the option in excess of the number of shares surrendered being treated as having been acquired without consideration), but will not recognize any taxable gain or loss on the difference between the participant's basis in the surrendered shares and their current fair market value. For federal income tax purposes, newly acquired shares equal to the number of shares surrendered will have the same basis and holding period as the surrendered shares. Any additional newly acquired shares will have a basis equal to their fair market value at exercise and their holding period will begin at the date of exercise as described above.

      With respect to an ISO that is issued under the Plan, the participant will generally not recognize any taxable income at the time of grant or at the time the option is exercised provided the option is exercised while the participant is an employee or within three months thereafter, but the participant must treat the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes. If the Common Stock acquired as a result of the exercise is held for a period of one year after the ISO is exercised and a period of two years after the ISO is granted, the disposition of such Common Stock will ordinarily result in capital gains or losses to the holder for federal income tax purposes equal to the difference between the amount realized on disposition of the Common Stock and the exercise price. If the participant sells the Common Stock acquired as a result of the ISO exercise prior to the expiration of the one and two year holding periods described above, a portion of any gain resulting from such sale will be taxed as ordinary income. The portion so taxed is equal to the excess of the fair market value of the shares when the ISO is exercised over the option exercise price, or if less, the entire gain. Any additional gain upon the sale of the stock will be taxed as a capital gain. The Company will be entitled to deduct as compensation expense only the amount of appreciation treated as ordinary income by the participant.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Each of the non-employee directors and the executive officers of the Company have a direct interest in the approval of the Plan, which will make 900,000 shares of Common Stock issuable under the Plan available to key employees, including officers, and to directors and consultants. Options to purchase 489,600 shares of Common Stock are expected to be issued immediately following the Special Meeting to key employees, including officers, subject to approval by the stockholders of the Company, and options for 32,500 shares in the aggregate are to be issued to the Company's non-employee directors.

                     ITEM 2. APPROVAL OF PARACHUTE PAYMENTS
                             UPON CHANGE OF CONTROL

      The Company is seeking approval of certain payments to John C. Corey, the Company's President and Chief Executive Officer; Stephen B. Duerk, President of the Company's North American Group; Brian P. Menezes, the Company's Vice President and Chief Financial Officer; and other key employees to be determined.

      Under the "golden parachute" rules of Code Section 280G, certain compensatory payments that are contingent upon a change of control of a company, otherwise known as excess parachute payments, will not be deductible for federal income tax purposes by the Company. In addition, Code Section 4999 imposes a 20% excise tax on the recipient of any excess parachute payment. The Code and the Treasury Regulations promulgated thereunder provide a methodology to determine the present value of severance and other change of control bonus payments for purposes of determining whether such items constitute excess parachute payments.

      The golden parachute rules are applicable if certain conditions are satisfied. First, the compensatory payments must be made to a disqualified individual. A disqualified individual includes any employee, independent contractor or other person who provides service to the Company who is (a) an officer of the Company, (b) a stockholder that owns Company stock having a value equal to the lesser of $1,000,000 or 1% of the value of the Company's stock, or
(c) highly compensated (i.e. among the highest paid 1% of the Company's employees, or if less, the highest paid 250 employees). Second, the amount of the payment generally must exceed 3 times the person's average annual compensation for the period consisting of the most recent 5 taxable years ending prior to the merger.

      In the case of a Company whose stock is not readily tradable on an established securities exchange, the detrimental effects of the golden parachute rules may be avoided if payments possibly subject to the golden parachute rules are approved by a vote of the stockholders of the Company who own, immediately before the merger, more than 75% of the voting power of the capital stock of the Company, disregarding shares owned, actually or constructively, by the disqualified individuals who are to receive the payments subject to the golden parachute rules. In order to avoid the effect of the golden parachute rules under this stockholder approval rule, the proposed Treasury Regulations require that (a) stockholders must receive full and truthful disclosure of the material facts and such additional information as is necessary to make the disclosure not materially misleading at the time the disclosure was made, and (b) stockholder vote must determine the right of the particular person to receive or retain the payment. Accordingly, the Company's Board of Directors is seeking stockholder approval of the change of control bonuses and severance payments to Messrs. Corey, Duerk, Menezes and the other individuals who are provided with severance arrangements as described in this proxy. The Company believes that these payments are the only substantial items to which the golden parachute rules might otherwise apply.

      It is proposed that Messrs. Corey, Duerk, and Menezes will enter into employment agreements with the Company, and that other executive employees will be granted rights to severance pay as described in this proxy statement under "New Employment Arrangements", following approval at this stockholder meeting as described above in order to qualify for the exception to Code Section 280G. A special change of control bonus is payable to Corey and Menezes as described below in the table and in the description under "New Employment Arrangements". In addition, certain severance payments and health care continuation premium payments are payable to Messrs. Corey, Duerk, Menezes and certain other executive employees as described under "New Employment Arrangements" and summarized below. Finally, in the event of a change of control, the stock options granted to Duerk and certain other executives will have their exercise price reduced to $.01 per share (from a $8.75 per share exercise price) as described in footnote 2 to the "New Plan Benefits" table in "Item 1. 2001 Stock Option Plan and referenced the "New Plan Benefits" table below.

                                                   NEW PLAN BENEFITS
                                                  PARACHUTE PAYMENTS

                                                       Dollar Value of       Dollar Value of      Maximum Dollar Value
                                                      Special Change of        Decrease in       of Severance Payments
                 Name and Position                      Control Bonus       Exercise Price (1)            (2)
------------------------------------------------------------------------------------------------------------------------

Current Officers, etc.
----------------------
John C. Corey                                          $  961,400                ----            $  630,000
Stephen B. Duerk                                             ----           $222,870             $  273,000
Brian P. Menezes                                       $  393,300                                $  285,000
All current executive officers as a group              $1,354,700           $252,586             $1,288,000
All current non-executive officer directors                  ----           $284,050                   ----
     as a group
All current non-executive officer employees                  ----           $693,956             $         (3)
     as a group

Former Officers
---------------
Robert A. Zummo                                              ----                ----                  ----
Victor Guadagno                                              ----                ----                  ----
Jeffrey J. Kaplan                                            ----                ----                  ----

(1) See footnote (2) to the "New Plan Benefits" table in "Item 1. 2001 Stock Option Plan."

(2) Amounts assume continuation of current compensation levels to the time of severance. Severance arrangements also provide for health care continuation payments as described herein.

(3)   Severance arrangements for other key employees to be determined.

                           NEW EMPLOYMENT ARRANGEMENTS

EMPLOYMENT AGREEMENTS

      Corey Agreement. It is anticipated that immediately following the Special Meeting, Mr. Corey, as President and Chief Executive Officer, will enter into a new employment agreement with the Company. Such agreement will replace all prior agreements, including those described in "Executive Compensation--Pre-Chapter 11 Employment Arrangements" below. The employment agreement will provide for a base salary of $315,000, subject to increases at the discretion of the Board and the recommendations of the Compensation Committee. In addition to base salary, the employment agreement provides for an annual incentive bonus under the Company's Management Incentive Plan or in accordance with a formula or other bonus plan to be established by the Compensation Committee in advance of each fiscal year. It also provides, in the event of a Change of Control (as defined) while he is still employed with the Company or under certain circumstances following his termination of employment other than for Cause (as defined) or by reason of a Constructive Termination (as defined), he will be entitled to a one-time bonus of $961,400 at the time the Change of Control is consummated, provided it occurs within ten years following termination of his employment at a time when he is still alive.

      Also, pursuant to the employment agreement, Mr. Corey will receive, immediately upon execution of the Agreement, options to purchase 173,200 shares of Common Stock under the

Company's 2001 Stock Option Plan. Such grant shall consist of (i) Class A Options to purchase 110,000 shares at an exercise price equal to fair market value on the date of grant, two-thirds of which will be immediately vested, and the final third of which will vest on October 31, 2003, and (ii) Class B Options to purchase 63,200 shares of Common Stock at an exercise price equal to fair market value on the date of grant, vesting one-third on October 31, 2001, an additional one-third on October 31, 2002, and the final one-third on October 31, 2003. Effective April 1, 2002, if a Change of Control has not occurred by such date, Mr. Corey shall receive an additional grant of Class C Options to purchase an additional 36,800 shares of Common Stock vesting over the next three anniversary dates of such grant. The exercise price for such Class C Options shall be fair market value on the date of grant. If a Change of Control has occurred prior to April 1, 2002, Mr. Corey will then be entitled (as a replacement for such Class C Options) to receive an additional Class B Options to purchase 36,800 shares of Common Stock on equivalent terms. All such options are subject to acceleration in certain cases upon a Change of Control of the Company.

      If Mr. Corey's employment is terminated by the Company other than by reason of death or Disability (as defined) or for Cause or if the employment agreement is terminated by him by reason of a Constructive Termination, the Company shall pay Mr. Corey a severance and non-competition payment equal to two times his base salary at the time of termination, payable in equal monthly installments over the next succeeding 24 months, plus 18 months of health care continuation payments; provided that in the event that such a termination occurs before October 31, 2001, then the foregoing 24 month period and corresponding dollar amount of severance and non-competition payment shall be increased by one month for each calendar month by which such termination precedes November 1, 2001. If Mr. Corey's employment agreement is terminated by the Company in connection with a Change of Control and he is not offered a position with the acquirer with similar responsibilities or if he is initially offered and accepts the position with the acquirer, but is terminated without Cause within 12 months after accepting such position, then, in lieu of any other severance payment under his employment agreement, the Company shall pay Mr. Corey a severance and non-competition payment equal to two times his base salary at the time of termination in 24 equal monthly installments, plus 18 months of health care continuation payments; provided that in the event such a termination occurs on or before October 31, 2001, then the foregoing 24 month period and corresponding dollar amount of severance and non-competition payment shall be increased by one month for each calendar month by which such termination precedes November 1, 2001. All cash payments and health care continuation payments shall cease in the event of competitive employment. Such payments shall be mitigated by 50% in the event of non-competitive employment with annual compensation up to $100,000 and shall cease altogether in the event of such annual compensation exceeding $100,000.

      It is anticipated that Mr. Corey's total W-2 compensation for the fiscal year ended March 31, 2001 will consist of approximately $306,800 in salary, $39,300 in bonus paid during the year, $126,000 as a year-end bonus under the Company's Management Incentive Plan (plus any additional amount determined by the Compensation Committee in allocating bonuses from a discretionary bonus pool under the Management Incentive Plan) and $32,500 in all other compensation.

      Menezes Agreement. It is anticipated that immediately following the Special Meeting, Mr. Menezes will enter into a new employment agreement with the Company. Such agreement will replace all prior agreements, including those described in "Executive Compensation--Pre-Chapter 11 Employment Arrangements" below. The employment agreement will provide for a base salary of $190,000, subject to increases at the discretion of the Board and the recommendation of the Compensation Committee. In addition to base salary, the employment agreement provides for an annual incentive bonus under the Company's Management Incentive Plan or in accordance with a formula or other bonus plan to be established by the Compensation Committee in advance of each fiscal year. It also provides that, in the event of a Change of

Control while he is still employed by the Company or under certain circumstances following his termination of employment other than for Cause (as defined) or by reason of a Constructive Termination (as defined), he will be entitled to a one-time bonus of $393,300 at the time the Change of Control is consummated, provided it occurs within ten years following termination of his employment at a time when he is still alive. Also, pursuant to the employment agreement, Mr. Menezes will receive, immediately upon execution of the employment agreement, options to purchase 75,000 shares of Common stock under the Company's 2001 Stock Option Plan. Such grant shall consist of (i) Class A Options to purchase 45,000 shares at an exercise price equal to fair market value on the date of grant, two-thirds of which will be immediately vested, and the final third which will vest on October 31, 2003, and (ii) Class B Options to purchase 30,000 shares of Common stock at an exercise price equal to fair market value on the date of grant, vesting one-third on October 31, 2001, an additional one-third on October 31, 2002, and the final one-third on October 31, 2003. All such options are subject to acceleration in certain cases upon a Change of Control of the Company. If Mr. Menezes' employment is terminated by the Company other than by reason of death or Disability or for Cause or if the employment agreement is terminated by him by reason of a Constructive Termination, the Company shall pay Mr. Menezes a severance and non-competition payment equal to one and one half times his base salary at the time of termination, payable in equal monthly installments over the next 18 months, plus 18 months of health care continuation payments. If Mr. Menezes' employment agreement is terminated by the Company in connection with a Change of Control and he is not offered a position with the acquirer with similar responsibilities or if he initially is offered and accepts a position with the acquirer, but is terminated without Cause within 12 months after accepting such position, then, in lieu of any other severance payment under this employment agreement, the Company shall pay Mr. Menezes a severance and non-competition payment equal to one and one half times his base salary at the time of termination in 18 equal monthly installments, plus 18 months of health care continuation payments. All cash payments and health care continuation payments shall cease in the event of competitive employment. Such payments shall be mitigated by 50% in the event of non-competitive employment with annual compensation up to $50,000 and shall cease altogether in the event of such annual compensation exceeding $50,000.

      It is anticipated that Mr. Menezes' total W-2 compensation for the fiscal year ended March 31, 2001 will consist of approximately $185,400 in salary, $43,600 in bonus paid during the year, $67,000 as a year-end bonus under the Company's Management Incentive Plan (plus any additional amount determined by the Compensation Committee in allocating bonuses from a discretionary bonus pool under the Management Incentive Plan) and $17,000 in all other compensation.

      Duerk Agreement. It is also anticipated that immediately following the Special Meeting, Mr. Duerk will enter into a new employment agreement with the Company pursuant to which, if Mr. Duerk's employment is terminated by the Company other than by reason of death or Disability or for Cause or if the employment agreement is terminated by him by reason of a Constructive Termination, the Company will pay Mr. Duerk a severance and non-competition payment equal to one and one half times his base salary at the time of termination, payable in equal monthly installments over the next succeeding 18 months, plus 18 months of health care continuation payments. Such agreement will replace all prior agreements, including those described in "Executive Compensation--Pre-Chapter 11 Employment Arrangements" below. If Mr. Duerk's employment agreement is terminated by the Company in connection with a Change of Control and he is not offered a position with the acquirer with similar responsibilities or if he initially is offered and accepts a position with the acquirer but is terminated without Cause within 12 months after accepting such position, then, in lieu of any other severance payment under his employment agreement, the Company shall pay Mr. Duerk a severance and non-competition payment equal to one and one half times his base salary at the time of termination in 18 equal monthly installments, plus 18 months of health care continuation payments. All cash payments and health care continuation payments shall cease in the event of competitive employment. Such payments shall be mitigated by 50% in the event of non-competitive employment with annual compensation up to $50,000 and shall cease altogether in the event of such annual compensation exceeding $50,000.

      It is anticipated that Mr. Duerk's total W-2 compensation for the fiscal year ended March 31, 2001 will consist of approximately $177,900 in salary, $64,000 in year-end bonus under the Company's Management Incentive Plan (plus any additional amount determined by the Compensation Committee in allocating bonuses from a discretionary bonus pool under the Management Incentive Plan) and $10,500 in all other compensation.

      MANAGEMENT INCENTIVE PLAN

      The Company's Board of Directors and Compensation Committee, subsequent to the Emergence Date, reinstated the Company's Management Incentive Plan for the benefit of the Company's key executive officers and certain other management level employees (combining the Senior Management Plan and Management Incentive Plan previously in effect prior to the Chapter 11 Cases). The amount of any bonuses payable under the Management Incentive Plan for fiscal year 2001 has not yet been determined.

      SEVERANCE PROGRAM

      It is also anticipated that immediately following the Special Meeting, the Company will enter into severance agreements with certain members of management (not including senior management to be subject to separate employment agreements as described above) providing severance payments to the employee in the event of a termination of employment by the Company other than by reason of death, Disability (as defined) or for Cause (as defined) or in the event of a termination by the employee by reason of a Constructive Termination, in either case, within 12 months following a Change of Control (as defined). Such payments shall be in an amount equal to base salary, plus health care continuation payments, covering a number of months, which may vary among participants. Such severance shall not be payable, however, in the event the acquiring person offers employment in a substantially equivalent position and such acquiring person agrees in writing that in the event employment is terminated within the 12 month period, other than by reason of death, Disability or Cause, or in the event of Constructive Termination, the acquiring person will make the severance payment otherwise required under severance agreements with the Company. Such cash payments shall cease in the event the employee receives income from a subsequent employer or business during the payment period.

      2001 STOCK OPTION PLAN

      For information concerning the Company's 2001 Stock Option Plan as proposed to be implemented, including options to be granted immediately following the Special Meeting, see "Item 1. 2001 Stock Option Plan" above.

      DIRECTOR COMPENSATION

      Directors or employees of the Company receive no compensation, as such, for service as members of the Board. Directors who are not employees of the Company receive an annual retainer of $20,000, plus an additional $10,000 for Mr. Wetzel as Board Chairman and an additional $5,000 each for committee chairmen. They also each receive an attendance fee of $1,250 for each Board meeting and $500 for each committee meeting ($750 for committee meetings not held together with a Board meeting) attended in person and $625 for each telephonic Board meeting of less than one hour and $1,250 for each telephonic Board meeting of more than an hour in which such director participates. Finally, directors receive additional compensation at a rate of $1,750 per day for special assignments, not including attendance at Board and committee meetings. All directors are reimbursed for expenses incurred in connection with attendance at meetings.

      Each non-employee director will receive an automatic option grant under the Plan immediately following the Special Meeting. The exercise price for the shares of Common Stock subject to options granted to each non-employee director is the fair market value of the shares on the date of grant. Options granted to non-employee directors, with limited exceptions, may only be exercised within ten years of the date of grant and while the recipient of the option is a director of the Company. See "Item 1. Approval of 2001 Stock Option Plan" above for a discussion of options granted under the Plan, including to directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        Except as otherwise indicated, the following table and notes set forth certain information regarding the beneficial ownership of the Common Stock as of March 16, 2001 by all person(s) known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director of the Company, by each of the Named Executives (as defined herein) and by all directors and executive officers of the Company as a group. Except as otherwise indicated, each beneficial owner has the sole power to vote, as applicable, and to dispose of all shares of Common Stock owned by such beneficial owner.

                                                              Amount and Nature of           Percent of
          Name and Address of Beneficial Owner                Beneficial Ownership        Common Stock (1)
--------------------------------------------------------------------------------------------------------------

Putnam Investment Management, Inc. (and related parties)           1,478,420                   29.6%
     c/o Corporate Actions Dept.
     25 Braintree Hill Office Park
     Braintree, MA  02184
Wayland Investment Fund, LLC (and related parties)                 1,256,591                   25.1%
     c/o CSFC Wayland Advisors Inc.
     12700 Whitewater Drive
     Minnetonka, MN  55343
SunAmerica Investments (and related parties)                       1,444,972                   28.9%
     1 Sun America Center
     Los Angeles, CA  90067

Current Officers and Directors
------------------------------
John C. Corey (2)                                                        607                     *
Andy Goldfarb                                                              0                    --
W. Allan Hopkins                                                           0                    --
Ben E. Waide III                                                           0                    --
Carroll R. Wetzel, Jr.                                                     0                    --
Brian P. Menezes                                                           0                    --
Stephen B. Duerk                                                           0                    --

Former Officers
---------------
Robert A. Zummo                                                            0                    --
Victor Guadagno                                                            0                    --
Jeffrey J. Kaplan                                                          0                    --

All executive officers and directors as a group                            0                    --
     (consisting of 8 individuals)

*Less than 1%.

(1) Shares beneficially owned, as recorded in this table, expressed as a percentage of the shares of Common Stock outstanding. Does not include shares underlying stock options not yet granted, but which have been approved for grant by the Compensation Committee of the Company or are otherwise intended to be granted immediately following the Special Meeting. For information concerning such anticipated grants, see "Item 1. Approval of the 2001 Stock Option Plan."

(2) Includes 492 shares underlying currently exercisable warrants under the Warrant Agreement.

                            DIRECTORS OF THE COMPANY

      The following is certain information, as of March 16, 2001, with respect to each member of the Board of Directors of the Company. Each current director became a member of the Board on October 11, 2000 (the "Emergence Date"), the date the Company and certain of its domestic subsidiaries emerged from their pre-arranged cases under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") pursuant to the plan of reorganization (as amended, the "Plan or Reorganization") confirmed by the U.S. District Court for the State of Delaware on August 31, 2000.

      JOHN C. COREY. Age 53. Mr. Corey has served as President, Chief Executive Officer and Director of the Company since the Emergence Date. Prior to that, he had served as President, Chief Operating Officer and Director of the Company since March 1999. Mr. Corey served as President of Stanley Mechanics Tools, Inc., a division of The Stanley Works, a company engaged in the business of manufacturing and distributing mechanics hand tools, from September 1996 to March 1999 where he was responsible for worldwide operations. Prior to that, Mr. Corey served as an independent consultant while attending to personal business from December 1995 to August 1996 and as President of Allied Signal North American Aftermarket, a division of Allied Signal, Inc., a company engaged in the business of automotive components, from September 1994 to November 1995. From 1984 to 1994, Mr. Corey served in various positions for Moog Automotive, Inc., a company engaged in the business of manufacturing and distributing automotive steering and suspension parts, most recently as the President of the Steering and Suspension Division. Mr. Corey has over 15 years of experience in management and manufacturing in the automotive industry.

      ANDY GOLDFARB. Age 53. Mr. Goldfarb has served as a Director of the Company since the Emergence Date. From 1985 until March 2000, Mr. Goldfarb served as Chairman, President and Chief Executive Officer of HCC Industries, the world's largest independent hermetic sealing operation. From 1976 to 1985, Mr. Goldfarb served HCC Industries in various operational and financial positions, including Chief Operating Officer.

      W. ALLAN HOPKINS. Age 62. Mr. Hopkins has served as a Director of the Company since the Emergence Date. From 1998 until August 2000, Mr. Hopkins served as President and Chief Executive Officer of Atlas Steels Inc., a producer and seller of stainless and specialty steel products. From 1993 to 1996, Mr. Hopkins served as President and Chief Executive Officer of Algoma Steel Inc., a manufacturer and marketer of steel products. From 1984 to 1992, Mr. Hopkins served in various capacities including Senior Vice President, Vice President of Sales and Vice President and General Manager of Stelco, Inc., Canada's largest steel producer. Mr. Hopkins currently serves on the Board of Directors of Novamerican Steel Inc., a publicly traded company.

      BEN E. WAIDE III. Age 62. Mr. Waide has served as a Director of the Company since the Emergence Date. Since 1998, Mr. Waide has served as an Executive Consultant to E.I. duPont de Nemours and Company-DuPont Safety Resources, a global workplace consulting firm. From 1995 to 1998, Mr. Waide was Chairman and Chief Executive Officer of Atlantic Aviation Corporation, an aircraft maintenance management services company. Mr.Waide served as General Manager of the Films Division of E.I. duPont de Nemours and Company from 1990 to 1995.

      CARROLL R. WETZEL, JR. Age 57. Mr. Wetzel has served as Chairman of the Board of the Company since the Emergence Date. From 1988 to 1996, Mr. Wetzel was a Managing Director with the Mergers and Acquisition Group of Chemical Bank/Chase Manhattan. Prior to that, from 1981 to 1988 he was a Managing Director in Smith Barney's Mergers and Acquisitions Group. From 1976 to 1981, he worked as an investment banker with Dillon, Reed & Co. Inc.

                        EXECUTIVE OFFICERS OF THE COMPANY

      The following table sets forth the names, ages and all positions and offices with the Company held by the Company's present executive officers.

                  Name                           Age              Positions and Offices Presently Held
-------------------------------------------------------------------------------------------------------------

John C. Corey                                     53         Director, President and Chief Executive Officer
Brian P. Menezes                                  48         Vice President and Chief Financial Officer
                                                             Vice President, President, North American
Stephen B. Duerk                                  58             Automotive
Vick Crowley                                      34         Treasurer

      Executive officers are appointed by the Board and serve at the discretion of the Board. Following is information with respect to the Company's executive officers who are not also directors of the Company:

      STEPHEN B. DUERK. Mr. Duerk has served as President of the Company's North American Automotive Group since April 1998 and as President of Safety Components Fabric Technologies, Inc., a wholly-owned subsidiary of the Company ("SCFTI"), since January 1998. From July 1997 to January 1998, Mr. Duerk served the Company as Co-Managing Director of SCFTI. Prior to the Company's acquisition (the "JPS Acquisition") of the Air Restraint and Technical Fabrics Division of JPS Automotive L.P., through SCFTI, in July 1997, Mr. Duerk had served JPS Automotive, L.P., a tier one supplier to the automotive industry of carpet and knit fabrics for headliner and body cloth for automobiles, as Vice President of Air Restraint Fabrics in the Greenville, South Carolina facility from October 1988. From 1965 to October 1988, Mr. Duerk served in various positions for JP Stevens & Co., Inc., a company engaged in the business of manufacturing industrial textiles of which JPS Automotive, L.P. was a part until its restructuring in May 1998, most recently as the Vice President of the Industrial Synthetic Group.

      BRIAN P. MENEZES. Mr. Menezes has served as Vice President and Chief Financial Officer of the Company since September 1999. From October 1997 to September 1999, Mr. Menezes served as Vice President and General Manager of Odyssey Knowledge Solutions, Inc., a Canadian software and systems development company focused on web-based e-commerce and enterprise solutions. From January 1993 to June 1997, Mr. Menezes served as Vice President of Operations for Cooper Industries (Canada) Inc. Automotive Products ("Cooper"), the largest supplier in the Canadian automotive replacement parts market. From January 1993 to June 1995, Mr. Menezes also served as the Vice President of Finance of Cooper.

      VICK CROWLEY. Mr. Crowley has served as Treasurer of the Company since August 2000. Prior to that he had served as Assistant Treasurer with HomeGold Financial, Inc., of Greenville, South Carolina, a financial services firm, since 1995.

                             EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid to each person who served as the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company for the Company's last completed fiscal year (the fiscal year ended

March 25, 2000) (each person appearing in the table is referred to as a "Named Executive"). Note that information provided in "Executive Compensation" is generally for years ended March 25, 2000, prior to the Chapter 11 Cases. For information concerning the Company's post-Chapter 11 executive compensation arrangements, see "New Employment Arrangements" above.

                           SUMMARY COMPENSATION TABLE

                                                                               Long Term
                                                 Annual Compensation         Compensation
                                                                                 Awards
                                              ---------------------------  -------------------

                                                                               Securities
                                                                               Underlying         All Other
            Name and                             Salary         Bonus         Options/SARs      Compensation
       Principal Position            Year         ($)            ($)             (#)(1)              ($)
---------------------------------------------------------------------------------------------------------------

Current Officers
----------------
John C. Corey                       2000      303,776             0             150,000/40,000     70,006 (3)
    President and Chief
    Executive Officer (2)

Stephen B. Duerk                    2000      175,000             0              15,000/6,000      14,707 (4)
    Vice President, President       1999      170,833             0                   0/6,000      11,975 (5)
    North American Automotive       1998       78,981             0              10,500/6,000       2,707 (6)
    Group

Brian P. Menezes                    2000      109,976             0              50,000/0          17,467 (8)
    Vice President and Chief
    Financial Officer (7)

Former Officers
---------------
Robert A. Zummo                     2000      564,588             0              50,000/50,000     95,787 (10)
    Formerly Chairman of the        1999      525,000             0                   0/50,000     87,388 (11)
    Board, President and Chief
    Executive Officer (9)           1998      439,185       491,000 (12)         55,000/40,000     89,925 (13)

Victor Guadagno                     2000      162,000             0              10,000/0          12,687 (15)
    Formerly Vice President;        1999      162,000             0                   0            11,552 (16)
    President, Systems Group (14)   1998      162,000             0                   0             7,635 (17)

Jeffrey J. Kaplan                   2000      262,500             0              50,000/40,000     46,478 (19)
    Formerly Executive Vice         1999      300,000             0                   0/40,000     63,763 (20)
    President and Chief Financial   1998      233,018       221,000(21)         150,000/20,000     35,168 (22)
    Officer (18)


-----------

(1) All options and stock appreciation rights indicated relate to the Company's pre-Chapter 11 period and were cancelled pursuant to the Plan of Reorganization.

(2) Mr. Corey joined the Company in March 1999. He became Chief Executive Officer on the Emergence Date.

(3) Amount reflects $45,290 relocation expense, a $14,400 automobile allowance, $3,461 retro pay, a $5,062 matching contribution to the Company's 401(k) plan, $660 long-term disability premiums and $1,133 group life premiums.

(4) Amount reflects a $6,000 automobile allowance, $2,796 of club dues, a $4,625 matching contribution under the Company's 401(k) plan and $975 of group insurance premium.

(5) Amount reflects a $6,000 automobile allowance, a $5,000 matching contribution under the Company's 401(k) plan and $975 of insurance premiums.

(6) Amount reflects a $1,500 automobile allowance and $1,207 matching contribution under the Company's 401(k) plan.

(7)   Mr. Menezes joined the Company in August 1999.

(8) Amount reflects $7,500cation expense, $500 elective insurance premiums, a $2,219 matching contribution under the Company's 401(k) plan, $326 long-term disability premiums, a $6,750 automobile allowance and $172 group life insurance premiums.

(9) Mr. Zummo's employment as an officer of the Company terminated October 11, 2000.

(10) Amount reflects an $18,000 automobile allowance, $69,494 elective life insurance premiums, a $5,000 matching contribution under the Company's 401(k) plan, $720 long-term disability premiums and $2,573 group life insurance premiums.

(11) Amount reflects $70,718 of life insurance premiums (which constitutes a gross-up amount to offset income tax exposure), a $9,600 automobile allowance, a $5,000 matching contribution under the Company's 401(k) plan, $720 of long-term disability insurance premiums and $1,350 of group insurance premiums.

(12) Includes $416,000 earned by Mr. Zummo under the Senior Management Plan (as defined herein) and a $75,000 transactional bonus earned by Mr. Zummo based on Mr. Zummo's performance in connection with the JPS Acquisition.

(13) Amount reflects $78,140 of life insurance premiums (which constitutes a gross-up amount to offset income tax exposure), a $9,600 automobile allowance, a $2,020 matching contribution under the Company's 401(k) plan and $165 long-term disability insurance premiums.

(14)  Mr. Guadagno's employment with the Company terminated August 31, 2000.

(15) Amount reflects a $6,000 automobile allowance, a $4,874 matching contribution under the Company's 401(k) plan, and $1,813 group life insurance premiums.

(16) Amount reflects a $6,231 automobile allowance, a $4,313 matching contribution under the Company's 401(k) plan and $1,008 of group insurance premiums.

(17) Amount reflects a $6,000 automobile allowance and a $1,635 matching contribution under the Company's 401(k) plan.

(18)  Mr. Kaplan's employment was terminated on August 31, 1999.

(19) Amount reflects $39,915 elective life insurance premiums, a $4,407 matching contribution to the Company's 401(k) plan, $630 long-term disability premiums and $1,526 group life insurance premiums.

(20) Amount reflects $47,579 of life insurance premiums (which constitutes a gross-up amount to offset income tax exposure), a $9,600 automobile allowance, a $5,000 matching contribution under the Company's 401(k) plan, $720 of long-term disability insurance premiums and $864 of group insurance premiums.

(21) Includes $191,000 earned by Mr. Kaplan under the Senior Management Plan and a $30,000 transactional bonus earned by Mr. Kaplan based on Mr. Kaplan's performance in connection with the JPS Acquisition, the Valentec Acquisition and the related financings.

(22) Amount reflects $18,395 of life insurance premiums (which constitutes a gross-up amount to offset income tax exposure), a $14,400 automobile allowance, a $2,208 matching contribution under the Company's 401(k) plan and $165 long-term disability insurance premiums.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following options and Stock Appreciation Rights ("SARs") were granted to the Named Executives during the fiscal year ended March 25, 2000 under the Company's 1994 Stock Option Plan (the "1994 Plan") and the Company's Stock Appreciation Rights Award Plan (the "SAR Plan"), respectively.

      As a result of the Company's Chapter 11 Cases, the 1994 Plan and SAR Plan were dissolved and options and SARs granted thereunder were cancelled.

                                INDIVIDUAL GRANTS

                                                                                        Potential Realized Value at
                                           % of Total                                      Assumed Annual Rates of
                          Number of       Options/SARs                                    Stock Price Appreciation
                          Securities       Granted to       Exercise or                       for Option Term
                          Underlying      Employees in         Base
                         Options/SARs    Fiscal Year (1)       Price      Expiration
         Name            Granted (#)           (2)           ($/sh)(3)      Date(4)        5% ($)(6)     10% ($)(6)
----------------------------------------------------------------------------------------------------------------------

John C. Corey           100,000/40,000      18.6/28.4       $8.50/$8.50   03/09/03/02     133,981         281,350
John C. Corey              50,000/0          9.3/N/A          5.13/NA      05/09/NA        40,430          84,902
Stephen B. Duerk         15,000/6,000        2.8/4/0        5.13/$8.50    05/09/03/02      12,129          25,470
Brian P. Menezes           50,000/0          9.3/N/A          5.34/NA      08/09/NA        42,086          88,377
Robert A. Zummo         50,000/50,000      9.3%/35.5%       $5.13/8.50    05/09/03/02      40,430          84,902
Victor Guadagno            10,000/0          1.9/N/A          5.13/NA      05/09/NA         8,086          16,980
Jeffrey J. Kaplan       50,000/40,000       9.3/28.4        5.13/$8.50    05/09/03/02      40,430          84,902

(1)   Figures have been rounded to the nearest tenth.

(2) An aggregate of 40,000 of the SARs granted to employees during fiscal year 2000 were subsequently forfeited in connection with the respective employee's resignation from the Company.

(3)   Figures have been rounded to the nearest cent.

(4)   SARs become exercisable on the termination date of the SAR.

(5) Options become exercisable in three equal annual installments with the first installment commencing one year from the date of grant.

(6)   Rounded to the nearest dollar.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table summarizes for each of the Named Executives the number of stock options and SARs exercised during the fiscal year ended March 25, 2000, the aggregate dollar value realized upon exercise, the total number of unexercised options and SARs, if any, held at March 25, 2000 and the aggregate dollar value of in-the-money, unexercised options and SARs, held at March 25, 2000. The value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option or SAR, respectively. The value of unexercised, in-the-money options or SARs at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on March 25, 2000, which was $0.52 per share.

      As a result of the Company's Chapter 11 Cases, the 1994 Plan and the SAR Plan were dissolved and all options and SARs granted thereunder were cancelled.

                                                                          Number of
                                                                          Underlying
                                                                     Options and SARs at
                                                                         Year-End (#)
------------------------------------------------------------------------------------------

John C. Corey                  0                     N/A                0/150,000 (1)
John C. Corey                  0                     N/A                 0/40,000 (2)
Stephen B. Duerk               0                     N/A              20,000/25,000 (1)
Stephen B. Duerk               0                     N/A                 0/18,000 (2)
Brian P. Menezes               0                     N/A                 0/50,000 (2)
Robert A. Zummo                0                     N/A              66,668/68,332 (1)
Robert A. Zummo                0                     N/A                0/140,000 (2)
Victor Guadagno                0                     N/A              20,000/10,000 (1)
Jeffrey J. Kaplan              0                     N/A                325,000/0 (1)
Jeffrey J. Kaplan              0                     N/A                0/100,000 (2)

* None of the Options or SARs referenced in the chart were in-the-money on March 25, 2000.

(1) Represents options to purchase Common Stock granted by the Company to the Named Executive under the 1994 Plan.

(2) Represents SARs granted by the Company to the Named Executive under the SAR Plan.


PRE-CHAPTER 11 EMPLOYMENT ARRANGEMENTS

      EMPLOYMENT AGREEMENTS

      Zummo Agreement. Mr. Zummo served as Chief Executive Officer of the Company pursuant to a five-year employment agreement, which became effective as of April 19, 1999. The employment agreement provided for a base salary for the first year of the term of $575,000, subject to annual increases of the Compensation Committee of the Board of Directors commencing in fiscal year 2001. In addition to the base salary, the employment agreement provided for an annual incentive bonus under the Company's Senior Management Incentive Plan (the "Senior Management Plan") and a performance based bonus for fiscal year 2000 of up to a maximum of 50% of his base salary for such fiscal year based on the achievement of pre-determined target levels of the Company's earnings. Mr. Zummo did not earn a bonus for fiscal year 2000. On April 10, 2000, the Company filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code with the U.S. District Court for the District of Delaware. In connection with that filing, Mr. Zummo, the Company and representatives of holders of the Company's 10 1/8% Senior Subordinated Notes due 2007, Series B entered into a restructuring agreement dated as of April 6, 2000 (the "Restructuring Agreement"). The Restructuring Agreement provided, among other things, that upon the effective date of a plan for the reorganization of the Company, Mr. Zummo's service as Chief Executive Officer of the Company will terminate and Mr. Zummo will begin to serve the Company as a business consultant for a period of two years. The Restructuring Agreement provided further that in consideration of his service as a business consultant to the Company, during the term of that service, the Company will pay Mr. Zummo the salary and health and insurance benefits (other than bonuses) due to him under his employment agreement. Pursuant to such Restructuring Agreement and confirmation of the

Company's Plan of Reorganization, Mr Zummo's service as Chief Executive Officer terminated as of the Emergence Date.

      Corey Agreement. Prior to the Emergence Date, Mr. Corey served as President and Chief Operating Officer of the Company. At the time of his initial employment, he entered into a three-year employment agreement, which became effective as of March 28, 1999. The employment agreement provides for a base salary for the first year of the term of $300,000, subject to annual increases at the discretion of the Compensation Committee of the Board of Directors commencing in fiscal year 2001. In addition to the base salary, the employment agreement provides for an annual incentive bonus under the Senior Management Plan commencing in fiscal year 2001 and a performance based bonus for fiscal year 2000 of up to a maximum of 40% of his base salary for such fiscal year based on the achievement of pre-determined target levels of the Company's earnings. Pursuant to the terms of the employment agreement, Mr. Corey was awarded options to purchase 100,000 shares of Common Stock under the 1994 Plan and SARs relating to 40,000 shares of Common Stock under the SAR Plan. The options granted to Mr. Corey under the 1994 Plan were scheduled to vest in three equal annual installments with the first installment commencing one year from the date of grant. The SARs granted to Mr. Corey under the SAR Plan have a term of three years and may only be exercised on the third anniversary of the date of grant. In the event Mr. Corey's employment is terminated by the Company during the first two years of the term without "Cause" (other than as a result of death or Disability or in connection with a Change of Control), including by reason of a Constructive Termination (as each such term is defined in the employment agreement), the Company is required to pay Mr. Corey an amount equal to his full salary in effect for the year immediately preceding termination. If Mr. Corey's employment is terminated following a Change of Control (including by reason of a Constructive Termination), the Company is required to pay Mr. Corey an amount equal to two times his full salary in respect of the year immediately preceding termination. In addition, if Mr. Corey's employment agreement is not renewed by the Company after the expiration of the initial three-year term other than for "Cause," the Company would be required to continue to pay Mr. Corey's full salary in effect for the year immediately preceding termination for a period of one year from the time of termination. For information concerning Mr. Corey's new employment agreement, to become effective immediately following the Special Meeting, see "New Employment Agreements."

      Duerk Agreement. Mr. Duerk serves as Vice President of the Company and President of the Company's North American Automotive Group, pursuant to a two-year employment agreement, which became effective in June 1998. The employment agreement provides for a base salary for the first year of the term of $175,000, subject to annual increases at the discretion of the Compensation Committee of the Board of Directors. The employment agreement also provides for an annual incentive bonus under the Company's Management Incentive Plan (the "Management Incentive Plan"). Mr. Duerk did not earn a bonus for fiscal year 1999 under such plan. In addition, the employment agreement provides that (i) in the event Mr. Duerk's employment is terminated without "Cause" (as such term is defined in the employment agreement), the Company is required to continue to pay Mr. Duerk's full salary (but no bonus compensation) for a period of twelve months from the time of termination, (ii) if Mr. Duerk's employment is terminated by the Company in connection with a "Change of Control' (as such term is defined in the employment agreement), the Company is required to pay Mr. Duerk an amount equal to two times his full salary and incentive bonus in respect of the year immediately preceding termination; and (iii) if Mr. Duerk's employment agreement is not renewed by the Company after the expiration of the term other than for Cause, the Company is required to continue to pay Mr. Duerk's full salary (but no bonus compensation) for a period of twelve months from the time of termination. For information concerning Mr. Duerk's new employment agreement, to become effective immediately following the Special Meeting, see "New Employment Agreements."

      Menezes Agreement. Mr. Menezes serves as Vice President and Chief Financial Officer of the Company pursuant to a two-year employment agreement, which become effective as of August 23, 1999. The employment agreement provides for a base salary for the first year of the term of $180,000, subject to annual increases in the discretion of the Compensation Committee of the Board of Directors. In addition to the base salary, the employment agreement provided for an annual incentive bonus for fiscal year 2000 of not less than $20,000. In succeeding years of his term he will be entitled to bonus compensation pursuant to the Management Incentive Plan. Mr. Menezes was awarded options to purchase 50,000 shares of common stock under the 1994 Plan. In the event Mr. Menezes' employment is terminated without "Cause" (as such term is defined in the employment agreement), the Company is required to pay Mr. Menezes' full salary (but no bonus compensation) for a period of six months from the time of termination. For information concerning Mr. Menezes' new employment agreement, to become effective immediately following the Special Meeting, see "New Employment Agreements."

      Kaplan Agreement. Mr. Kaplan served as Executive Vice President and Chief Financial Officer of the Company pursuant to a three-year employment agreement, which became effective in February 1997 and terminated on August 31, 1999. Mr. Kaplan's base salary for the first year of the term was $220,000, subject to annual increases at the discretion of the Board of Directors. In each of September 1997 and March 1998, the Compensation Committee of the Board of Directors approved an increase of salary payable to Mr. Kaplan under his employment agreement to $242,000 and $300,000, respectively. In addition to the base salary, the employment agreement provided for an annual incentive bonus. Pursuant to the terms of the employment agreement, Mr. Kaplan was awarded options under the 1994 Plan in accordance with the following schedule: (i) options to purchase 125,000 shares of Common Stock were issued on February 15, 1997; (ii) options to purchase 50,000 shares of Common Stock were issued on April 1, 1997; and (iii) options to purchase 50,000 shares of Common Stock were to be issued on April 1, 1998, but were actually issued on August 13, 1997 after approval by the Compensation Committee of the acceleration of the issuance of such options. In connection with Mr. Kaplan's resignation from the Company effective as of August 31, 1999 (i) Mr. Kaplan received one year's salary (i.e. $300,000 payable over a twelve month period, (ii) the Company also agreed to continue to pay certain fringe benefit premiums for twelve months and automobile lease payments until February 2000, (iii) his option agreements were amended to provide for the immediate vesting of all unvested options and to extend the time that Mr. Kaplan can exercise his options to a period of three years, and (iv) his outstanding SARs were amended to provide for continued participation during the remainder of the respective terms thereof.

      SENIOR MANAGEMENT PLAN

      Prior to the filing of the Company's Chapter 11 Cases, the Company had established a Senior Management Plan, which provided for annual performance based bonuses to certain key executive officers, primarily based on pre-determined target levels of the Company's earnings. Upon the occurrence of a Change of Control (as such term is defined in the Senior Management Plan) such pre-determined target levels relating to the fiscal year in which the Change of Control occurs would be deemed to have been achieved and payments of the awards would be made promptly after the Change of Control. In the event that the actual performance of the Company exceeded such target levels, such awards would be based on the actual performance of the Company. No bonuses for fiscal year 2000 were granted under the Senior Management Plan.

      MANAGEMENT INCENTIVE PLAN

      Also prior to the Chapter 11 Cases, the Company had established a Management Incentive Plan, which provided for annual performance based bonuses to certain management level employees (other than key executive officers), primarily based on pre-determined levels of the

Company's earnings. No bonuses for fiscal year 2000 were granted under the Management Incentive Plan.

      EXECUTIVE SEVERANCE PROGRAM

      In connection with the Chapter 11 Cases, the Board of Directors adopted, and the creditors' committee and Bankruptcy Court approved, an executive severance plan (the "Chapter 11 Severance Plan"). The Chapter 11 Severance Plan provided for the Company to pay certain benefits to a Key Executive (as defined below) if his employment is terminated either by the Company without Cause (as defined therein) or by the executive for Good Reason (as defined therein). The following table sets forth (i) the names of the executives eligible to participate in the Chapter 11 Severance Plan (the "Key Executives"), (ii) the cash payment each Key Executive was eligible to receive thereunder, and (iii) the period of time for which each Key Executive would continue to receive the health insurance coverage in effect at the time of termination thereunder:

                                                                   Health Insurance
                                                                  Continuation Period
          Executive              Cash Severance Benefit ($)            (months)
------------------------------------------------------------------------------------------

John C. Corey                             600,000                         24
Brian P. Menezes                          270,000                         18
Stephen B. Duerk                          262,000                         18
Daniel R. Smith (1)                       105,000                         12

(1) Mr. Smith resigned as an employee of the Company effective as of June 12, 2000 and is no longer entitled to benefits under the Severance Plan.

      Key Executives are not entitled to severance under any other plan, program, arrangement or agreement with the Company or any subsidiary thereof and the benefits received under the Chapter 11 Severance Plan would be reduced, dollar for dollar by any such severance received. Unless his termination was preceded by a Change of Control of the Company (as defined therein), a Key Executive receiving benefits under the Chapter 11 Severance Plan would be required to enter into a release with respect to the Company in consideration of receiving such benefits.

      1994 STOCK OPTION PLAN

      On January 27, 1994, the Board of Directors adopted and the stockholders approved the 1994 Plan. On May 4, 1996, July 29, 1996, July 22, 1997, May 28, 1998, and July 12, 1999, the Board of Directors approved certain amendments to the 1994 Plan, which were subsequently approved by the stockholders of the Company. Additionally, in July 1999, the 1994 Plan was further amended to provide that the Compensation Committee of the Board of Directors had discretion to extend the period of time that an option granted under the 1994 Plan may be exercised by an optionee after the termination of such optionee's employment, directorship or consulting arrangement with the Company, as the case may be. The 1994 Plan currently provided for the issuance of options to purchase up to 1,500,000 shares of Common Stock, of which options to purchase 1,375,000 shares could be issued to officers, key employees and consultants of the Company and options to purchase 125,000 shares could be issued to non-employee directors of the Company. Except in certain circumstances, upon the occurrence of a Change of Control (as such term is defined in the 1994 Plan), all options granted under the 1994 Plan that are outstanding and not yet vested (including options granted to non-employee directors) will become 100% vested effective on the date on which such Change of Control occurs and will be thereafter exercisable in accordance with the terms of the 1994 Plan and any applicable award agreement between the Company and the optionee. As a result of the Company's Chapter 11 Cases, the 1994 Plan was dissolved.

      SAR PLAN

      The SAR Plan was approved by the Compensation Committee of the Board of Directors on October 13, 1997, effective as of April 1, 1997, and subsequently ratified by the Board of Directors on May 28, 1998 and approved by the stockholders of the Company on September 9, 1998. Pursuant to the SAR Plan, the Compensation Committee of the Board of Directors granted participating officers and key employees of the Company SARs, which entitled the recipients thereof to receive payments in cash equal to the appreciation in the fair market value of a specified number of shares of Common Stock from the date of grant until the date of exercise (the "Excess Value"). Upon the occurrence of a Change of Control (as such term is defined in the SAR Plan), unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, all SARs granted under the SAR Plan would become fully exercisable as of the date of such Change of Control and each outstanding SAR award would be deemed to have been exercised on such date and entitled to an immediate cash payment in an amount equal to the Excess Value on such deemed date of exercise; provided, however, that if, following such date, the Common Stock continued to be quoted on NASDAQ (or a successor quotation system) or publicly traded on an exchange, the participant would have the option whether or not his or her employment continues after such date, to exercise his or her respective SARs in whole, but not in part (i) upon the date of such Change of Control or (ii) at any time until the earlier of (x) the expiration date thereof or (y) the date upon which the Common Stock shall cease to be quoted or publicly traded and in the case of such delisting, the SAR would be deemed to have been exercised on the date of such delisting. As a result of the Company's Chapter 11 filing, the SAR Plan was dissolved.

      DIRECTORS' COMPENSATION

      Directors who are employees of the Company receive no compensation, as such, for service as members of the Board. Directors who are not employees of the Company received an annual retainer of $20,000 and an attendance fee of $1,250 for each Board meeting or committee meeting attended in person by that director and $300 for each telephonic Board meeting or committee meeting in which such director participated; provided that fees for in-person meetings of the Board and committees could not exceed $1,250 per day. All Directors were reimbursed for expenses incurred in connection with attendance at meetings.

      Each non-employee director received an automatic option grant under the 1994 Plan, vesting in equal installments over a three-year period, at the beginning of each calendar year in which he served as a director of the Company. On January 14, 1998, the Board of Directors approved an amendment to the 1994 Plan, which increased the size of the annual formula grant to non-employee directors under the 1994 Plan from an option to purchase 2,500 shares of Common Stock to an option to purchase 4,000 shares of Common Stock. The exercise price of the shares of Common Stock subject to options granted to each non-employee director was the fair market value of the shares Common Stock on the date of grant. Options granted to non-employee directors, with limited exceptions, could only be exercised within ten years of the date of grant and while the recipient of the option is a director of the Company.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      For the fiscal year ended March 25, 2000, former directors Messrs. Joseph
J. DioGuardi and Robert J. Torok served as the Company's Compensation Committee.

                                 OTHER BUSINESS

      The Board of Directors of the Company currently knows of no other matters to be presented at the Special Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the next annual meeting of the Company's Stockholders must be received by the Company for inclusion in the Company's 2001 Annual Meeting Proxy Statement and form of proxy on or prior to __________, 2001 in accordance with Rule 14a-8(e) promulgated under the Exchange Act. After ___________, 2001, notice of a stockholder proposal submitted outside the processes specified by said Rule 14a-8 will be considered untimely.

                              COST OF SOLICITATION

      The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. Directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses.

      It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                            By Order of the Board of Directors,

                                            BRIAN P. MENEZES
                                            Secretary

Dated:  March ___, 2001
Greenville, South Carolina

                                                                PRELIMINARY COPY


                                      PROXY

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                        SPECIAL MEETING, APRIL ___, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Carroll R. Wetzel, Jr. and John C. Corey as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Safety Components International, Inc. held of record by the undersigned on March ___, 2001, at the Special Meeting of Stockholders to be held on April ___, 2001, and any adjournments thereof.

THE UNDERSIGNED HEREBY DIRECTS THIS PROXY TO BE VOTED:

1) PROPOSAL TO ADOPT THE SAFETY COMPONENTS INTERNATIONAL, INC. 2000 STOCK OPTION PLAN (THE "PLAN") AUTHORIZING THE ISSUANCE OF UP TO 900,000 SHARES OF THE COMPANY'S COMMON STOCK UNDER THE PLAN TO KEY EMPLOYEES, INCLUDING OFFICERS, AND/OR TO DIRECTORS AND CONSULTANTS:

          [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

2) PROPOSAL TO APPROVE CERTAIN CASH PAYMENTS PAYABLE TO, AND DECREASES IN THE EXERCISE PRICE OF CERTAIN STOCK OPTIONS TO BE GRANTED PURSUANT TO THE PLAN FOR THE BENEFIT OF, MEMBERS OF THE COMPANY'S MANAGEMENT UNDER EMPLOYMENT AGREEMENTS AND/OR SEVERANCE ARRANGEMENTS ENTERED INTO BY THE COMPANY, IN THE EVENT OF A CHANGE OF CONTROL OF THE COMPANY:

          [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

IN THEIR DISCRETION, THE NAMED PROXIES MAY VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING PROXY STATEMENT DATED MARCH ___, 2001.

                      (Please Sign and Date the Other Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.



                                      Date:
                                            ---------------------------



                                      ---------------------------------
                                      Signature of stockholder


                                      ---------------------------------
                                      Signature if held jointly


                                      NOTE: PLEASE MARK, DATE, SIGN AND RETURN
                                      THIS PROXY PROMPTLY USING THE ENCLOSED
                                      ENVELOPE. WHEN SHARES ARE HELD BY JOINT
                                      TENANTS, BOTH SHOULD SIGN. IF SIGNING AS
                                      ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                      OR GUARDIAN, PLEASE GIVE FULL TITLE. IF A
                                      CORPORATION OR PARTNERSHIP, PLEASE SIGN IN
                                      CORPORATE OR PARTNERSHIP NAME BY AN
                                      AUTHORIZED PERSON.

                                                                         3-16-01

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN


      1. PURPOSES OF PLAN. The purposes of this Safety Components International, Inc. 2001 Stock Option Plan (hereinafter referred to as the "Plan") are (a) to provide incentives for key employees, directors, consultants and other individuals providing services to Safety Components International, Inc. (the "Company") and its subsidiaries and other related entities (each of which is referred to herein as a "Subsidiary") by encouraging their ownership of the Common Stock, $.01 par value per share, of the Company (the "Stock") and (b) to aid the Company in attracting and retaining key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends.

      2. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Board of Directors") and shall consist of not fewer than two of its members (the "Committee"). Each Committee member shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). If the Board so determines, each Committee member also shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Board or the Committee also may delegate to a committee of two or more members of the Board who are not "outside directors" the authority to grant stock options to eligible persons who either (a) are not "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder and are not expected to be "covered employees" at the time of recognition of income resulting from such stock options or (b) are persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code. In the event that the Board does not appoint a Committee, then the powers to be exercised by the Committee hereunder shall be exercised by the Board of Directors.

      In addition to any other powers set forth in the Plan, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted options hereunder ("Optionees") and their legal representatives and beneficiaries.

      Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any options as may be required to satisfy the requirements of Rule 16b-3 of the Act of 1934 or Sections 162(m) and 280G(b)(5) of the Code.

      The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting

                                                                         3-16-01

duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to service on the Committee, if such member acts in good faith and in a manner he or she reasonably believes to be in or not opposed to the best interests of the Company.

      3. STOCK AVAILABLE FOR OPTIONS. There shall be available for options under the Plan a total of 900,000 shares of Stock, subject to any adjustments that may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise, or which have been tendered as payment upon exercise of other options pursuant to Section 5(c), shall be available for further option grants hereunder.

      4. ELIGIBILITY. Options under the Plan may be granted to key employees and directors of the Company or any Subsidiary, including officers or directors of the Company or any Subsidiary, and to consultants and other individuals providing services to the Company or any Subsidiary. Options may be granted to eligible persons whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company; provided, however, that the maximum number of shares of Stock with respect to which options may be granted under the Plan to any person during any calendar year shall be 210,000 shares of Stock (subject to adjustment in the same manner as provided in Section 5(f) with respect to shares of Stock subject to options then outstanding). In selecting recipients for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options only may be granted to the extent any relevant shareholder approval requirements imposed under the Code have been satisfied and incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

      5. TERMS AND CONDITIONS OF OPTIONS. Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The Committee may make the grant of an option subject to the Optionee's execution of a binding severance agreement in such form as prescribed by the Company. The date of grant of an option shall be the date specified by the Committee. The terms of separate options need not be identical, but all options shall be subject to the following:

             (a) Option Price. The price at which each share of Stock may be purchased upon exercise of an option granted under the Plan shall be reasonably determined by the Committee in its discretion, but in the case of any option intended to be an incentive stock option and/or intended to comply with Section 162(m) of the Code and the regulations thereunder shall not be less than the fair market value per share of Stock on

                                                                         3-16-01

      the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a "10% Stockholder"), the price at which each share of Stock may be purchased upon exercise of the option shall not be less than 110% of the fair market value per share of Stock on the date of grant of the option. Notwithstanding the foregoing, an option may be granted with an exercise price lower than that set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

             For purposes of this Section 5(a), "fair market value" shall mean the last sale price regular way on the last trading day prior to the date of option grant, or, in case no sales take place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the fair market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other reasonable appropriate method selected by the Committee.

             (b) Option Period. The period for exercise of an option shall be determined by the Committee in its discretion but in no event shall the exercise period be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a 10% Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Unless otherwise provided by the Committee in its grant of an option, any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period, subject to Section 5(d) below. Notwithstanding the foregoing, all options under the Plan shall expire and no longer be exercisable after October 31, 2010.

             (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with full payment of the purchase price therefor. The purchase price may be paid in (i) cash (or a certified or bank cashier's check payable to the order of the Company);
      (ii) shares of Stock owned by the Optionee, (iii) a combination of the foregoing methods, or (iv) in any other form of consideration as may be approved by the Committee from time to time and permitted by applicable law. For the purpose of

                                                                         3-16-01


      assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize. Shares of Stock tendered in payment on the exercise of an option shall be valued at their fair market value determined as described in Section 5(a) above, provided that the date of determination shall be the date of exercise. In addition, at the request of the Optionee, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a "cashless exercise" of an option (i.e., the assignment to the Company of the proceeds from a sale of Stock acquired upon exercise of the option or from the proceeds of a loan from a brokerage firm). If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to the Optionee.

             (d)     Effect of Termination of Employment.

                     (i) Termination Other than for Death, Disability, or Involuntary Termination Without Cause: Except as otherwise specified by the Committee in its grant of the option, an option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. A cessation of employment, for purposes of incentive stock options only, shall be deemed to occur on the ninety-first day of a leave of absence unless the Optionee's reemployment rights are guaranteed by law or by contract. "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (1) the Optionee's commission of fraud, embezzlement or theft in connection with the Optionee's duties for the Company or any Subsidiary; (2) the Optionee's commission of a misdemeanor involving moral turpitude or the Optionee's commission of a felony;
             (3) the wrongful material damage by the Optionee to Company or Subsidiary property by the Employee; (4) the wrongful disclosure by the Optionee of any secret process, confidential information, trade secret or other proprietary or confidential information of the Company or any Subsidiary; (5) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Optionee is subject; (6) the Optionee's intentional or grossly negligent breach of any stated, material employment policy of the Company or any Subsidiary; or (7) the Optionee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Optionee in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice. "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee in its reasonable discretion, which may consider such evidence as it considers desirable

                                                                         3-16-01


             under the circumstances, and which determination shall be based upon the definition of disability as found in the Company's long term disability program applicable to the Optionee. The Committee's determination of which shall be final and binding upon all parties. "Involuntary Termination Without Cause" shall mean either (1) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause;
             (2) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company, or by the Board of Directors, for any reason other than for Cause; or
             (3) the Optionee's Constructive Termination. "Constructive Termination" shall mean the Optionee's voluntary termination of employment within 60 days following the occurrence of any of the following: (1) a change in the Optionee's duties or responsibilities, or a change in the Optionee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Optionee's responsibilities; (2) a reduction in the Optionee's then current base salary or annual target bonus; (3) a reduction in the level of benefits available or awarded to the Optionee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (4) any failure of any acquirer following a Change of Control to agree to be bound by this Option Agreement, or (5) a relocation of the Optionee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Optionee must give the Company written notice, at least 30 days prior to the date the Optionee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder.

                     (ii) Involuntary Termination Without Cause: During the thirty day period (or other applicable period designated by the Committee in its grant of the option) after the date of the Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise his or her options granted under the Plan, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment. If so provided in the grant of a nonstatutory option, in the event that an Optionee's Involuntary Termination Without Cause occurs, the Optionee instead may elect during the thirty (30) day period from and after the Involuntary Termination Without Cause to surrender all his options to the Company and receive (as defined with respect to the options surrendered) instead a Stock Appreciation Right which, in the event that a

                                                                         3-16-01


             "Change of Control" occurs within twenty-four (24) months of the Involuntary Termination of Employment Without Cause, provides a payment equal to the amount by which the "change of control" price (as such price is determined by the Committee, to be reflective of the comparable fair market price for shares of Company stock) per share of Stock exceeds the option price per share of Stock under the option surrendered to the Company multiplied by the number of shares of Stock subject to such option.

                     (iii) Disability. During the ninety (90) day period (or other applicable period designated by the Committee in its grant of the option) after the Optionee's employment with the Company or any Subsidiary ceases as a result of the Optionee's Disability, the Optionee shall have the right to exercise his or her options granted under the Plan, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment.

                     (iv) Death. In the event of the death of the Optionee while employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or (iii), above, but within the sixty (60) day or ninety (90) day period described in subparagraph (ii) or (iii) above, the options granted under the Plan shall be exercisable until the expiration of ninety
             (90) day (or other applicable period designated by the Committee in its grant of the option) following the Optionee's death, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment. During such extended period, the option may be exercised by the person or persons to whom the deceased Optionee's rights under the option shall pass by will or by the laws of descent and distribution. The provisions of this subparagraph (iv) shall apply to any outstanding options which are incentive stock options to the extent permitted by Sections 421 and 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the death of the Optionee, be treated for all purposes of the Plan as nonstatutory stock options and shall be exercisable as such as provided in this subparagraph (iv).

                     In no event shall any option be exercisable beyond the
             applicable exercise period determined pursuant to Section 5(b) of the Plan. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate his employment at any time.

             (e) Nontransferability of Options. Except as otherwise set forth herein, during the lifetime of an Optionee, options (and any other rights or awards under this Plan)held by such Optionee shall be exercisable only by the Optionee, and no option shall be transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its absolute discretion, may grant nonstatutory stock

                                                                         3-16-01


      options that may be transferred without consideration, in whole or in part, by the Optionee to (i) the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee) ("Family Members"); (ii) a trust in which Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Family Members (or the Optionee) control the management of assets; or (iv) any other entity in which Family Members (or the Optionee) own more than 50% of the voting interests. In all cases, the Committee must be notified in advance in writing of the terms of any proposed transfer to a permitted transferee. The transferee and the transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of the Plan, including, but not limited to, those set forth in Section 5(b) and (d), shall continue to apply with respect to the Optionee and the option shall be exercisable by the transferee only to the extent and for the periods specified herein and in any applicable option agreement. The Optionee shall remain subject to withholding taxes upon exercise of any transferred option by the transferee.

             (f) Adjustments for Change in Stock Subject to Plan. In the event of any change in the Stock or capital structure of the Company due to a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or similar event (but not including any changes caused by the exercise of warrants under the Warrant Agreement approved as part of the Company's Chapter 11 Plan of Reorganization approved by the United States District Court for the District of Delaware as of August 30, 2000), unless the Committee should determine otherwise in its reasonable discretion, corresponding adjustments automatically shall be made to the number and kind of shares available for issuance under this Plan, the number and kind of shares covered by outstanding options under this Plan, and the exercise price per share for outstanding options. In addition, the Committee may make such other adjustments as it determines to be equitable. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number.

             (g) Acceleration of Exercisability and/or Vesting of Options Upon Occurrence of Certain Events. The Committee may provide in its grant of an option that the exercisability and/or vesting of such option shall be accelerated in connection with an event constituting a "change of control" as described in the grant of the option; provided, however, that the foregoing shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the change of control, be treated for all purposes of the Plan as nonstatutory stock options. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option determined pursuant to Sections 5(b) and 5(d).

                                                                         3-16-01


             (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Company shall determine that the registration, listing or qualification of shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

             (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options (including, without limitation, the imposition of a vesting schedule), as it deems advisable.

             (j) Reload Options. The Committee in its grant of a nonstatutory option may provide that if upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in shares of Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Stock equal to the number of shares of Stock so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Stock covered by the Reload Option may be purchased shall be the fair market value per share of Stock (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Stock held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this Section 5(j). Shares of Stock covered by a Reload Option shall not reduce the number of shares of Stock available under the Plan pursuant to Section 3. Shares of Stock covered by a Reload Option shall be considered for purposes of the maximum number of shares of Stock with respect to which options can be granted under the Plan to any person during any calendar year as specified in
      Section 4.

      6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, grant options under the Plan which constitute "incentive stock options" within the meaning of Section 422 of the Code to eligible employees of the Company and its "subsidiary corporations" within the meaning of Section 424(f) of the Code, provided, however, that the aggregate fair market value of the Stock (determined as of the date the incentive stock option is granted) with respect to which the incentive stock option is exercisable for the first time

                                                                         3-16-01



by the Optionee during any calendar year shall not exceed $100,000 or such other limitation set forth in Section 422(d) of the Code.

      7. EFFECTIVENESS OF PLAN. The Plan, as adopted and approved by the Board of Directors, became effective as of March 5, 2001, and, with respect to incentive stock options only, is subject to approval within twelve months of such date by the shareholders of the Company to the extent required by Section 422 of the Code.

      8. AMENDMENT AND TERMINATION. The Board of Directors may at any time amend the Plan or the terms of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not without requisite shareholder approval, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, or
(ii) amend the requirements as to the class of employees eligible to receive options. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated, the Plan shall terminate, and no option shall be granted hereunder after ten years from the earliest of the adoption of the Plan by the Board of Directors, the effective date of the Plan, approval of the Plan by stockholders, or October 31, 2010. No amendment or termination of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

      9. WITHHOLDING. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) remit to the Company, or make arrangements satisfactory to the Company to pay through payroll withholding or otherwise, such amount as may be requested by the Company to meet any federal, state or local tax withholding obligations with respect to such exercise. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

      10. OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                         3-16-01



      11. SECTION 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that certain options granted hereunder shall constitute "performance-based" compensation within the meaning of Section 162(m) of the Code. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with
Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m).

      12. COMPLIANCE WITH CODE SECTION 280(G)(b)(5). All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or return such parachute payment. The provisions of this paragraph shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

      13. GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of South Carolina.

                                                                         3-16-01

                  NONSTATUTORY STOCK OPTION AGREEMENT AND GRANT
                                 PURSUANT TO THE
          SAFETY COMPONENTS INTERNATIONAL, INC. 2001 STOCK OPTION PLAN

      This Nonstatutory Stock Option Agreement and Grant is entered into as of ______________ between SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and John C. Corey (the "Optionee").

      WHEREAS, the Company has adopted the Safety Components International, Inc. 2001 Stock Option Plan (the "Plan"), pursuant to which the Company may, from time to time, grant stock options to and enter into Nonstatutory Stock Option Agreements with, eligible employees and other individuals providing services to the Company or any Subsidiary (as defined below);

      WHEREAS, pursuant to the Plan, the Company has determined to grant to the Optionee stock options to purchase shares of Common Stock (as defined below) of the Company, which options shall be subject to the terms and conditions of this Nonstatutory Stock Option Agreement and Grant.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

      1. DEFINITIONS. For purposes of this Nonstatutory Stock Option Agreement and Grant, when capitalized the following terms shall have the meanings indicated:

             (a)     "Act" shall mean the Securities Act of 1933, as amended.

             (b)     "Board" shall mean the Board of Directors of the Company.

             (c) "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) the Optionee's commission of fraud, embezzlement or theft in connection with the Optionee's duties for the Company or any Subsidiary; (ii) the Optionee's commission of a misdemeanor involving moral turpitude or the Optionee's commission of a felony;
(iii) the wrongful material damage to Company or Subsidiary property by the Employee; (iv) the wrongful disclosure of any secret process or confidential information of the Company or any Subsidiary; (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Optionee is subject; (vi) the Optionee's intentional or grossly negligent breach of any stated material employment policy of the Company or any Subsidiary; or
(vii) the Optionee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Optionee in writing and such refusal shall have continued for a period of three
(3) business days after actual receipt of such notice.

             (d)     "Change of Control" will be deemed to have occurred upon:

                                                                         3-16-01


                     (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a shareholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection (i) and Subsection (iii)'s change in Board composition provisions are met; or

                     (ii) approval by the stockholders of the Company of a reorganization, merger, consolidation, substantial liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate Transaction"); provided, however, in any such case, payment of any benefits, or amounts (cash, stock or otherwise) shall be conditioned upon the actual consummation of such Corporate Transaction; or

                     (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

             (e) "Class A Option" shall mean the Class A Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement and described in Section 2(a) below.

             (f) "Class B Option" shall mean the Class B Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement and described in Section 2(b) below.

                                                                         3-16-01


             (g) "Class C Option" shall mean the Class C Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement and described in Section 2(c) below.

             (h) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States and the rules and regulations promulgated thereunder.

             (i) "Committee" shall mean the committee of members of the Board that is designated by the Board to administer the Plan. In the event that no such Committee exists or is appointed, "Committee" shall mean the Board.

             (j) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

             (k) "Constructive Termination" shall mean the Optionee's voluntary termination of employment within 60 days (or 120 days in the event a Change of Control also has occurred) following the occurrence of any of the following: (i) a change in the Optionee's duties or responsibilities, or a change in the Optionee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Optionee's responsibilities; (ii) a reduction in the Optionee's then current base salary or annual target bonus; (iii) a reduction in the level of benefits available or awarded to the Optionee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (iv) any failure of any acquirer following a Change of Control to agree to be bound by this Option Agreement, or (v) a relocation of the Optionee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Optionee must give the Company written notice, at least 30 days prior to the date the Optionee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder.

             (l) "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee in its reasonable discretion, and shall be determined using the same definition of disability as would qualify the person for disability benefits under the Company's long term disability program generally applicable to that person. The Committee may consider such evidence as it considers desirable under the circumstances, and the Committee's determination shall be final and binding upon all parties.

                                                                         3-16-01


             (m) "Exercise Date" shall mean the business day, during the applicable Option Period, upon which the Optionee delivers to the Company the written notice and consideration contemplated by Section 5 of the Plan.

             (n) "Fair Market Value" shall mean the fair market value of the Common Stock determined as provided in the Plan.

             (o) "Family Member" shall mean the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee).

             (p) "Involuntary Termination Without Cause" shall mean any of the following: (i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company, or by the Board, for any reason other than for Cause; or
(iii) the Optionee's Constructive Termination.

             (q) "Options" shall mean the Class A Option, the Class B Option and the Class C Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement.

             (r) "Option Agreement" shall mean this Nonstatutory Stock Option Agreement and Grant between the Company and the Optionee by which the Options are granted to the Optionee pursuant to the Plan.

             (s) "Option Period" shall mean (i) with respect to the Class A Option, the period commencing November 1, 2000 and ending October 31, 2010; (ii) with respect to the Class B Option, the period commencing November 1, 2000 and ending October 31, 2010; and (iii) with respect to the Class C Option, but only if such Class C Option is in fact granted pursuant to Section 2 below, the period commencing April 1, 2002 and ending October 31, 2010, or in each case such earlier date as when this Option Agreement may be terminated by its terms.

             (t) "Permitted Transferee" shall mean a Family Member, a trust in which Family Members have more than fifty percent of the beneficial interest, a foundation in which Family Members (or the Optionee) control the management of assets, and any other entity in which Family Members (or the Optionee) own more than fifty percent of the voting interests.

             (u) "Plan" shall mean the Safety Components International, Inc. 2001 Stock Option Plan, as amended from time to time.

                                                                         3-16-01


             (v) "Subsidiary" shall mean any subsidiary entity of the Company.

             (w) "Termination of Continuous Service" shall mean the Optionee's ceasing to perform services for the Company and its Subsidiaries. Subject to applicable law, the Committee may determine in its reasonable discretion whether the Optionee's continuous service has terminated and the effective date of such termination.

      2. GRANT OF OPTIONS. Subject to the terms and conditions set forth in this Option Agreement, the Company hereby grants to the Optionee the following Options to purchase shares of Common Stock from the Company:

             (a) Class A Option. Effective April __, 2001, the Company hereby grants to the Optionee an option to purchase from the Company up to but not exceeding in the aggregate 110,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value per share of the Common Stock on the date of grant (the "Class A Option").

             (b) Class B Option. Effective April __, 2001, the Company hereby grants to the Optionee an option to purchase from the Company up to but not exceeding in the aggregate 63,200 shares of Common Stock at an exercise price per share equal to the Fair Market Value per share of the Common Stock on the date of grant (the "Class B Option").

             (c) Class C Option. Effective April 1, 2002, but only if a Change of Control has not occurred by such date and also only if the Optionee has not experienced a Termination of Continuous Service by such date, the Company hereby grants to the Optionee an option to purchase from the Company up to but not exceeding in the aggregate 36,800 shares of Common Stock at an exercise price per share equal to the Fair Market Value per share of the Common Stock on April 1, 2002 (the "Class C Option"). If on or prior to April 1, 2002 a Change of Control occurs or the Optionee's incurs a Termination of Continuous Service, the Class C Option shall not be granted and this Option Agreement shall be construed in all respects as if all provisions regarding the Class C Option were omitted.

      3. VESTING AND EXERCISE OF OPTIONS. The Options granted in paragraph 2 above shall vest and become exercisable in accordance with the following terms and procedures:

             (a) Class A Option. Subject to Section 7 below regarding a Change of Control, the Class A Option shall vest as follows, provided that the Optionee has not incurred a Termination of Continuous Service as of the relevant vesting date: (i) two-thirds of the total number of shares of Common Stock covered by the Class A Option shall be immediately vested; and (ii) the final one-third of the total number of shares of Common Stock covered by the Class A Option shall vest on October 31, 2003. The Option shall terminate on the expiration of the Option Period, if not earlier terminated pursuant to this Option Agreement.

             (b) Class B Option. Subject to Section 7 below regarding a Change of Control, the Class B Option shall vest as follows, provided that the Optionee has not incurred a

                                                                         3-16-01


Termination of Continuous Service as of the relevant vesting date: (i) one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2001; (ii) an additional one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2002; and (iii) the final one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2003. The Option shall terminate on the expiration of the Option Period, if not earlier terminated pursuant to this Option Agreement.

             (c) Class C Option. If a Class C Option is granted in accordance with Section 2(c) above, subject to Section 7 below regarding a Change of Control, the Class C Option shall vest as follows, provided that the Optionee has not incurred a Termination of Continuous Service as of the relevant vesting date: (i) one-third of the total number of shares of Common Stock covered by the Class C Option shall vest on April 1, 2003; (ii) an additional one-third of the total number of shares of Common Stock covered by the Class C Option shall vest on April 1, 2004; and (iii) the final one-third of the total number of shares of Common Stock covered by the Class C Option shall vest on April 1, 2005. The Option shall terminate on the expiration of the Option Period, if not earlier terminated pursuant to this Option Agreement.

             (d) Minimum Exercise Amount. No less than 100 shares of Common Stock may be purchased on any Exercise Date unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

             (e) Fractional Shares. If at any time and for any reason any Option covers a fraction of a share, then upon exercise of the Option, the fractional share shall be rounded down to the nearest whole share and disregarded without payment therefore.

             (f) Procedure for Exercise. The Options shall be exercised by the Optionee in accordance with the terms and conditions of Section 5 of the Plan.

             (g) Issuance of Shares. As soon as administratively practicable after the Exercise Date, subject to the receipt of payment of the applicable aggregate option price and payment of any federal, state or local income tax withholding or other employment tax that may be due upon the issuance of the Common Stock as determined by the Company pursuant to Section 8 below, the Company shall issue to the Optionee, and the Optionee shall become the holder of record of, the number of shares with respect to which such Option shall be so exercised.

             (h) Transferability of Options. The Options are not transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution; or (ii) by transfer without consideration to a Permitted Transferee. In the case of a transfer pursuant to (ii) above, the Committee must be notified in advance in writing of the terms of any proposed transfer to a Permitted Transferee. The Permitted Transferee and the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of the Plan and this Option Agreement shall continue to apply with respect to the Optionee, and the Option shall be exercisable by the Permitted Transferee only to the extent and

                                                                         3-16-01


for the periods specified herein. The Optionee shall remain subject to withholding taxes upon exercise of any transferred Option by the Permitted Transferee. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as described above, shall vest in the assignee or transferee any interest or right herein whatsoever; but immediately upon any attempt to assign or transfer this Option, except as expressly permitted herein, the same shall terminate and be of no force or effect.

      4. TERMINATION. Each Option granted hereby or that may be granted hereby shall terminate and be of no force or effect, regardless of whether or not such Options are vested, upon and following the earliest to occur of any of the following events:

             (a)     Option Expiration. The expiration of the Option Period.

             (b) Termination of Employment Generally. The Optionee's Termination for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause.

             (c) Involuntary Termination Without Cause. Except as otherwise provided upon a Change of Control in Section 7 below, the expiration of thirty
(30) days after the date of the Optionee's Involuntary Termination Without Cause. During such thirty (30) day period, the Optionee shall have the right to exercise the Options which have both been granted and vested in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable on the date of the Optionee's Involuntary Termination Without Cause. Notwithstanding the foregoing, in lieu of exercising his vested Options, the Optionee may instead surrender all his Options (of all classes) within the thirty (30) day period following his Involuntary Termination Without Cause, and shall receive instead stock appreciation rights which, in the event of a Change of Control within twenty-four (24) months of the Optionee's Involuntary Termination Without Cause, provide a payment equal to the amount by which the "Change of Control Price" (as determined by the Committee in its discretion to reflect the fair market value of the Common Stock by virtue of the transaction contemplated by the Change of Control) per share of Common Stock exceeds the applicable exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to the Optionee's vested Options which were surrendered. Such stock appreciation rights shall expire and no longer be of any value at the end of such twenty-four (24) month period.

             (d) Disability. The expiration of ninety (90) days after the Optionee's Termination as a result of the Optionee's Disability. During such ninety (90) day period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable and vested on the date of the Optionee's Termination.

             (e) Death. In the event of the Optionee's Termination as a result of the Optionee's death, or in the event of the Optionee's death after Termination described in subparagraph (c) or (d) above but within the thirty
(30) day or ninety (90) day period described

                                                                         3-16-01


in subparagraph (c) or (d) above, upon the expiration of ninety (90) days following the Optionee's death. During such extended period, the Option may be exercised by the person or persons to whom the deceased Optionee's rights under the Option Agreement shall pass by will or by the laws of descent and distribution, but only to the extent the Option was exercisable and vested on the date of the Optionee's Termination.

             (f) Violation of Agreement. The Optionee's violation of any term or condition of any agreement with the Company or a Subsidiary containing secrecy, confidentiality, noncompetition and/or nonsolicitation covenants or clauses.

             (g) Assignment or Transfer. To the extent set forth in Section 3(h) above, upon an attempted assignment or transfer of the Option other than as expressly permitted herein.

      Any determination made by the Committee with respect to any matter referred to in this paragraph 4 shall be final and conclusive on all persons affected thereby.

      5. RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock underlying the Options until the Optionee shall have become the holder of record of such Common Stock upon payment of the applicable exercise price in accordance with the terms and provisions hereof. Subject to Section 6 below, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that the Optionee shall have become the holder of record of the shares of Common Stock acquired pursuant to the Options.

      6. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE; REORGANIZATIONS IN GENERAL. The shares underlying these Options are shares of Common Stock as constituted on the date of this Option Agreement, but if, during the applicable Option Periods and prior to the delivery by the Company of all of the shares of Common Stock with respect to which these Options are granted, there is any change in the Common Stock or capital structure of the Company due to a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or similar event (but not including the exercise of warrants under the Warrant Agreement approved as part of the Company's Chapter 11 Plan of Reorganization approved by the United States District Court for the District of Delaware as of August 30, 2000), unless the Committee should determine otherwise in its reasonable discretion, corresponding adjustments automatically shall be made to the number and kind of shares covered by the Options to the extent they remain outstanding and the exercise price per share under the Options. In addition, the Committee may make such other adjustments as it determines to be equitable. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 6 shall be rounded down to the nearest whole number.

      In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares

                                                                         3-16-01


with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

      In the event of a merger of one or more corporations into the Company with respect to which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon exercise of any of these Options to receive (subject to any required action by shareholders), in lieu of the number of shares as to which these Options shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, however, that, anything herein contained to the contrary notwithstanding, upon the occurrence of a Change of Control the provisions of Section 7 of this Option Agreement also shall apply.

      The existence of these Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, dividends, stock dividends, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      7. CHANGE OF CONTROL. Notwithstanding any other provision in this Option Agreement or the Plan, the following provisions shall apply in the event of a Change of Control:

             (a) Class A Option. To the extent that the Class A Option is outstanding as of the date a Change of Control is determined to have occurred, then, upon the Change of Control, the Class A Option shall become fully vested and exercisable; provided, however, that the foregoing accelerated vesting shall become effective only (i) if the Optionee has not incurred a Termination of Continuous Service as of the Change of Control or (ii) in the event the Optionee had an Involuntary Termination Without Cause during a period of time described in subsection (d) below.

             (b) Class B Option. To the extent that the Class B Option is outstanding as of the date a Change of Control is determined to have occurred, then, upon the Change of Control the Class B Option shall become fully vested and exercisable; provided, however, that the foregoing accelerated vesting shall apply only (i) if the Optionee has not incurred a Termination of Continuous Service as of the Change of Control or (ii) in the event the Optionee had an Involuntary Termination Without Cause during a period of time described in subsection (d) below.

                                                                         3-16-01


             (c) Class C Option. If on or prior to April 1, 2002 a Change of Control occurs or the Optionee's incurs a Termination of Continuous Service, the Class C Option shall not be granted and this Option Agreement shall be construed in all respects as if all provisions regarding the Class C Option were omitted. To the extent that a Class C Option is outstanding as of the date a Change of Control is determined to have occurred, then upon the Change of Control the Class C Option shall become fully vested and exercisable; provided, however, that the foregoing accelerated vesting shall apply only (i) if the Optionee has not incurred a Termination of Continuous Service as of the Change of Control or
(ii) in the event the Optionee had an Involuntary Termination Without Cause during a period of time described in subsection (d) below.

             (d) Special Provisions Regarding Involuntary Termination Without Cause. A Change of Control shall be deemed to have occurred on the date on which the Optionee had an Involuntary Termination Without Cause if such Involuntary Termination Without Cause occurs within any of the following periods of time: (i) within ninety (90) days prior to a Change of Control; (ii) within ninety (90) days prior to the execution of a definitive written agreement which would result in a Change of Control, but only if the Change of Control is actually consummated within one hundred eighty (180) days following the Involuntary Termination Without Cause; or (iii) if on the date of Involuntary Termination Without Cause the Board had knowledge of a pending Change of Control, but only if the Change of Control is actually consummated within one hundred eighty (180) days following the Involuntary Termination Without Cause. In such event, any election or action which has been taken by Optionee under 4(c) of this Agreement shall be deemed also to apply to any additional Options which become vested pursuant to this Section 7(d).

      8. COMPLIANCE WITH CODE SECTION 280(G)(b)(5). All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or return such parachute payment. The provisions of this paragraph shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. To the extent that it is determined by the Company's independent auditors that Code Sections 280G and 4999 apply, then Employee's payments which are deemed to be contingent upon a change of control shall be reduced to the extent that the Company's independent auditors determine that to do so would cause Employee to net more after-tax income than he would receive if such payments were not reduced. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

                                                                         3-16-01


      9. PAYMENT OF WITHHOLDING TAXES. Upon the Optionee's exercise of his or her Options with respect to any shares of Common Stock in accordance with the provisions of paragraph 3 above, or the Optionee's receipt of a payment pursuant to Section 7(a) or (b) above, the Optionee shall pay to the Company, through payroll or other withholding (which withholding the Optionee hereby authorizes) or other means acceptable to the Company, the amount of any applicable federal, state or local income tax withholding or other employment tax obligations that may arise in connection with or be due upon such exercise or payment, as the case may be. The amount of any such federal, state or local income tax withholding or other employment tax due in such event shall be the statutory minimum amount as determined by the Company and shall be binding upon the Optionee. If the amount requested is not paid, the Company may refuse to issue the Common Stock or make such payment. Nothing in this paragraph shall be construed to impose on the Company a duty to withhold where applicable law does not require such withholding.

      10. NO REGISTRATION RIGHTS. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action which may be necessary in order to provide an exemption from the registration requirements of the Act under Rule 144 or any other exemption with respect to the Common Stock or otherwise for resale or other transfer by the Optionee (or by the executor or administrator of such Optionee's estate or a Permitted Transferee or a person who acquired the Option or any Common Stock or other rights by bequest, inheritance or otherwise by reason of the death of the Optionee) as a result of the exercise of an Option granted pursuant to this Option Agreement.

      11. RESOLUTION OF DISPUTES. Any question of interpretation, dispute or disagreement that arises under, or as a result of, or pursuant to, this Option Agreement shall be determined by the Committee in its reasonable discretion, and any such determination or other determination or interpretation by the Committee under or pursuant to this Option Agreement, shall be final, binding and conclusive on all parties affected thereby.

      12. COMPLIANCE WITH THE ACT. Anything in this Option Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Common Stock, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee, in the opinion of the Company's counsel, to take any action in connection with the shares then to be issued, the issuance of such shares shall be deferred until such action shall have been taken, and the Company shall use commercially reasonable efforts in that regard to preserve the benefits to the Optionee contemplated by this Option Agreement. Notwithstanding any provision herein to the contrary or in the Plan, the Company shall be under no obligation to issue any shares of Common Stock to the Optionee upon exercise of the Option granted hereby unless and until the Company has determined that such issuance is either exempt from registration, or is registered, under the Act and is either exempt from registration and qualification, or is registered or qualified, as applicable, under all applicable state securities or "blue sky" laws. The Company may require any person exercising

                                                                         3-16-01


the Options to make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

      13.    MISCELLANEOUS.

             (a) Binding on Successors and Representatives. This Option Agreement shall be binding not only upon the parties, but also upon their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns (including any transferee of a party to this Agreement) and representatives, to execute any instrument which may be necessary legally to effect the terms and conditions of this Option Agreement.

             (b) Entire Agreement. This Option Agreement, together with the Plan, constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto. This Option Agreement has been entered into in compliance with the terms of the Plan; wherever a conflict may arise between the terms of this Option Agreement and the terms of the Plan, the terms of the Plan shall control.

             (c) Amendment. Neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors and assigns.

             (d) Construction of Terms. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

             (e) Notices. All notices, requests and amendments under this Option Agreement shall be in writing, and notices shall be deemed to have been given when personally delivered or sent prepaid registered mail:

                     (i)     if to the Company, at the following address:

                             Safety Components International, Inc.
                             29 Stevens Street
                             Greenville, SC  29605
                             Attention: Vice President of Human Resources

or at such other address as the Company shall designate by notice.

                     (ii) if to the Optionee, to the Optionee's address appearing in the Company's records, or at such other address as the Optionee shall designate by notice.

                                                                         3-16-01


             (f) Governing Law. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of South Carolina (excluding the principles of conflict of laws thereof).

             (g) Severability. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and the Committee may elect in its sole discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable laws or as if such provision was omitted.

             (h) Not Incentive Stock Options. The Options granted hereunder are not intended to be "incentive stock options" under Section 422 of the Code.

      IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first written above.


SAFETY COMPONENTS                    JOHN C. COREY
INTERNATIONAL, INC.


By:                                                                       (SEAL)
   --------------------------        -------------------------------------

                                                                         3-16-01


                  NONSTATUTORY STOCK OPTION AGREEMENT AND GRANT
                                 PURSUANT TO THE
          SAFETY COMPONENTS INTERNATIONAL, INC. 2001 STOCK OPTION PLAN

      This Nonstatutory Stock Option Agreement and Grant is entered into as of ______________ between SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Brian P. Menezes (the "Optionee").

      WHEREAS, the Company has adopted the Safety Components International, Inc. 2001 Stock Option Plan (the "Plan"), pursuant to which the Company may, from time to time, grant stock options to and enter into Nonstatutory Stock Option Agreements with, eligible employees and other individuals providing services to the Company or any Subsidiary (as defined below);

      WHEREAS, pursuant to the Plan, the Company has determined to grant to the Optionee stock options to purchase shares of Common Stock (as defined below) of the Company, which options shall be subject to the terms and conditions of this Nonstatutory Stock Option Agreement and Grant.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

      1. DEFINITIONS. For purposes of this Nonstatutory Stock Option Agreement and Grant, when capitalized the following terms shall have the meanings indicated:

             (a)     "Act" shall mean the Securities Act of 1933, as amended.

             (b)     "Board" shall mean the Board of Directors of the Company.

             (c) "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) the Optionee's commission of fraud, embezzlement or theft in connection with the Optionee's duties for the Company or any Subsidiary; (ii) the Optionee's commission of a misdemeanor involving moral turpitude or the Optionee's commission of a felony;
(iii) the wrongful material damage to Company or Subsidiary property by the Employee; (iv) the wrongful disclosure of any secret process or confidential information of the Company or any Subsidiary; (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Optionee is subject; (vi) the Optionee's intentional or grossly negligent breach of any stated material employment policy of the Company or any Subsidiary; or
(vii) the Optionee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Optionee in writing and such refusal shall have continued for a period of three
(3) business days after actual receipt of such notice.

                                                                         3-16-01


             (d)     "Change of Control" will be deemed to have occurred upon:

                     (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a shareholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection (i) and Subsection (iii)'s change in Board composition provisions are met; or

                     (ii) approval by the stockholders of the Company of a reorganization, merger, consolidation, substantial liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate Transaction"); provided, however, in any such case, payment of any benefits, or amounts (cash, stock or otherwise) shall be conditioned upon the actual consummation of such Corporate Transaction; or

                     (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

             (e) "Class A Option" shall mean the Class A Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement and described in Section 2(a) below.

                                                                         3-16-01


             (f) "Class B Option" shall mean the Class B Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement and described in Section 2(b) below.

             (g)     Intentionally omitted.

             (h) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States and the rules and regulations promulgated thereunder.

             (i) "Committee" shall mean the committee of members of the Board that is designated by the Board to administer the Plan. In the event that no such Committee exists or is appointed, "Committee" shall mean the Board.

             (j) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

             (k) "Constructive Termination" shall mean the Optionee's voluntary termination of employment within 60 days (or 120 days in the event a Change of Control also has occurred) following the occurrence of any of the following: (i) a change in the Optionee's duties or responsibilities, or a change in the Optionee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Optionee's responsibilities; (ii) a reduction in the Optionee's then current base salary or annual target bonus; (iii) a reduction in the level of benefits available or awarded to the Optionee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (iv) any failure of any acquirer following a Change of Control to agree to be bound by this Option Agreement, or (v) a relocation of the Optionee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Optionee must give the Company written notice, at least 30 days prior to the date the Optionee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder.

             (l) "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee in its reasonable discretion, and shall be determined using the same definition of disability as would qualify the person for disability benefits under the Company's long term disability program generally applicable to that person. The Committee may consider such evidence as it considers desirable

                                                                         3-16-01


under the circumstances, and the Committee's determination shall be final and binding upon all parties.

             (m) "Exercise Date" shall mean the business day, during the applicable Option Period, upon which the Optionee delivers to the Company the written notice and consideration contemplated by Section 5 of the Plan.

             (n) "Fair Market Value" shall mean the fair market value of the Common Stock determined as provided in the Plan.

             (o) "Family Member" shall mean the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee).

             (p) "Involuntary Termination Without Cause" shall mean any of the following: (i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company, or by the Board, for any reason other than for Cause; or
(iii) the Optionee's Constructive Termination.

             (q) "Options" shall mean the Class A Option and the Class B Option to purchase shares of Common Stock granted to the Optionee pursuant to this Option Agreement.

             (r) "Option Agreement" shall mean this Nonstatutory Stock Option Agreement and Grant between the Company and the Optionee by which the Options are granted to the Optionee pursuant to the Plan.

             (s) "Option Period" shall mean (i) with respect to the Class A Option, the period commencing November 1, 2000 and ending October 31, 2010; and
(ii) with respect to the Class B Option, the period commencing November 1, 2000 and ending October 31, 2010; or in each case such earlier date as when this Option Agreement may be terminated by its terms.

             (t) "Permitted Transferee" shall mean a Family Member, a trust in which Family Members have more than fifty percent of the beneficial interest, a foundation in which Family Members (or the Optionee) control the management of assets, and any other entity in which Family Members (or the Optionee) own more than fifty percent of the voting interests.

             (u) "Plan" shall mean the Safety Components International, Inc. 2001 Stock Option Plan, as amended from time to time.

                                                                         3-16-01


             (v) "Subsidiary" shall mean any subsidiary entity of the Company.

             (w) "Termination of Continuous Service" shall mean the Optionee's ceasing to perform services for the Company and its Subsidiaries. Subject to applicable law, the Committee may determine in its reasonable discretion whether the Optionee's continuous service has terminated and the effective date of such termination.

      2. GRANT OF OPTIONS. Subject to the terms and conditions set forth in this Option Agreement, the Company hereby grants to the Optionee the following Options to purchase shares of Common Stock from the Company:

             (a) Class A Option. Effective April __, 2001, the Company hereby grants to the Optionee an option to purchase from the Company up to but not exceeding in the aggregate 45,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value per share of the Common Stock on the date of grant (the "Class A Option").

             (b) Class B Option. Effective April __, 2001, the Company hereby grants to the Optionee an option to purchase from the Company up to but not exceeding in the aggregate 30,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value per share of the Common Stock on the date of grant (the "Class B Option").

      3. VESTING AND EXERCISE OF OPTIONS. The Options granted in paragraph 2 above shall vest and become exercisable in accordance with the following terms and procedures:

             (a) Class A Option. Subject to Section 7 below regarding a Change of Control, the Class A Option shall vest as follows, provided that the Optionee has not incurred a Termination of Continuous Service as of the relevant vesting date: (i) two-thirds of the total number of shares of Common Stock covered by the Class A Option shall be immediately vested; and (ii) the final one-third of the total number of shares of Common Stock covered by the Class A Option shall vest on October 31, 2003. The Option shall terminate on the expiration of the Option Period, if not earlier terminated pursuant to this Option Agreement.

             (b) Class B Option. Subject to Section 7 below regarding a Change of Control, the Class B Option shall vest as follows, provided that the Optionee has not incurred a Termination of Continuous Service as of the relevant vesting date: (i) one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2001; (ii) an additional one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2002; and (iii) the final one-third of the total number of shares of Common Stock covered by the Class B Option shall vest on October 31, 2003. The Option shall terminate on the expiration of the Option Period, if not earlier terminated pursuant to this Option Agreement.

             (c)     Intentionally omitted.

                                                                         3-16-01



             (d) Minimum Exercise Amount. No less than 100 shares of Common Stock may be purchased on any Exercise Date unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

             (e) Fractional Shares. If at any time and for any reason any Option covers a fraction of a share, then upon exercise of the Option, the fractional share shall be rounded down to the nearest whole share and disregarded without payment therefore.

             (f) Procedure for Exercise. The Options shall be exercised by the Optionee in accordance with the terms and conditions of Section 5 of the Plan.

             (g) Issuance of Shares. As soon as administratively practicable after the Exercise Date, subject to the receipt of payment of the applicable aggregate option price and payment of any federal, state or local income tax withholding or other employment tax that may be due upon the issuance of the Common Stock as determined by the Company pursuant to Section 8 below, the Company shall issue to the Optionee, and the Optionee shall become the holder of record of, the number of shares with respect to which such Option shall be so exercised.

             (h) Transferability of Options. The Options are not transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution; or (ii) by transfer without consideration to a Permitted Transferee. In the case of a transfer pursuant to (ii) above, the Committee must be notified in advance in writing of the terms of any proposed transfer to a Permitted Transferee. The Permitted Transferee and the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of the Plan and this Option Agreement shall continue to apply with respect to the Optionee, and the Option shall be exercisable by the Permitted Transferee only to the extent and for the periods specified herein. The Optionee shall remain subject to withholding taxes upon exercise of any transferred Option by the Permitted Transferee. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as described above, shall vest in the assignee or transferee any interest or right herein whatsoever; but immediately upon any attempt to assign or transfer this Option, except as expressly permitted herein, the same shall terminate and be of no force or effect.

      4. TERMINATION. Each Option granted hereby or that may be granted hereby shall terminate and be of no force or effect, regardless of whether or not such Options are vested, upon and following the earliest to occur of any of the following events:

             (a)     Option Expiration. The expiration of the Option Period.

             (b) Termination of Employment Generally. The Optionee's Termination for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause.

                                                                         3-16-01


             (c) Involuntary Termination Without Cause. Except as otherwise provided upon a Change of Control in Section 7 below, the expiration of thirty
(30) days after the date of the Optionee's Involuntary Termination Without Cause. During such thirty (30) day period, the Optionee shall have the right to exercise the Options which have both been granted and vested in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable on the date of the Optionee's Involuntary Termination Without Cause. Notwithstanding the foregoing, in lieu of exercising his vested Options, the Optionee may instead surrender all his Options (of all classes) within the thirty (30) day period following his Involuntary Termination Without Cause, and shall receive instead stock appreciation rights which, in the event of a Change of Control within twenty-four (24) months of the Optionee's Involuntary Termination Without Cause, provide a payment equal to the amount by which the "Change of Control Price" (as determined by the Committee in its discretion to reflect the fair market value of the Common Stock by virtue of the transaction contemplated by the Change of Control) per share of Common Stock exceeds the applicable exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to the Optionee's vested Options which were surrendered. Such stock appreciation rights shall expire and no longer be of any value at the end of such twenty-four (24) month period.

             (d) Disability. The expiration of ninety (90) days after the Optionee's Termination as a result of the Optionee's Disability. During such ninety (90) day period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Option Agreement, but only to the extent the Option was exercisable and vested on the date of the Optionee's Termination.

             (e) Death. In the event of the Optionee's Termination as a result of the Optionee's death, or in the event of the Optionee's death after Termination described in subparagraph (c) or (d) above but within the thirty
(30) day or ninety (90) day period described in subparagraph (c) or (d) above, upon the expiration of ninety (90) days following the Optionee's death. During such extended period, the Option may be exercised by the person or persons to whom the deceased Optionee's rights under the Option Agreement shall pass by will or by the laws of descent and distribution, but only to the extent the Option was exercisable and vested on the date of the Optionee's Termination.

             (f) Violation of Agreement. The Optionee's violation of any term or condition of any agreement with the Company or a Subsidiary containing secrecy, confidentiality, noncompetition and/or nonsolicitation covenants or clauses.

             (g) Assignment or Transfer. To the extent set forth in Section 3(h) above, upon an attempted assignment or transfer of the Option other than as expressly permitted herein.

      Any determination made by the Committee with respect to any matter referred to in this paragraph 4 shall be final and conclusive on all persons affected thereby.

                                                                         3-16-01


      5. RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock underlying the Options until the Optionee shall have become the holder of record of such Common Stock upon payment of the applicable exercise price in accordance with the terms and provisions hereof. Subject to Section 6 below, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that the Optionee shall have become the holder of record of the shares of Common Stock acquired pursuant to the Options.

      6. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE; REORGANIZATIONS IN GENERAL. The shares underlying these Options are shares of Common Stock as constituted on the date of this Option Agreement, but if, during the applicable Option Periods and prior to the delivery by the Company of all of the shares of Common Stock with respect to which these Options are granted, there is any change in the Common Stock or capital structure of the Company due to a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or similar event (but not including the exercise of warrants under the Warrant Agreement approved as part of the Company's Chapter 11 Plan of Reorganization approved by the United States District Court for the District of Delaware as of August 30, 2000), unless the Committee should determine otherwise in its reasonable discretion, corresponding adjustments automatically shall be made to the number and kind of shares covered by the Options to the extent they remain outstanding and the exercise price per share under the Options. In addition, the Committee may make such other adjustments as it determines to be equitable. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 6 shall be rounded down to the nearest whole number.

      In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

      In the event of a merger of one or more corporations into the Company with respect to which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon exercise of any of these Options to receive (subject to any required action by shareholders), in lieu of the number of shares as to which these Options shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, however, that, anything herein contained to the contrary notwithstanding, upon the occurrence of a Change of Control the provisions of Section 7 of this Option Agreement also shall apply.

      The existence of these Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, dividends, stock

                                                                         3-16-01


dividends, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      7. CHANGE OF CONTROL. Notwithstanding any other provision in this Option Agreement or the Plan, the following provisions shall apply in the event of a Change of Control:

             (a) Class A Option. To the extent that the Class A Option is outstanding as of the date a Change of Control is determined to have occurred, then, upon the Change of Control, the Class A Option shall become fully vested and exercisable; provided, however, that the foregoing accelerated vesting shall become effective only (i) if the Optionee has not incurred a Termination of Continuous Service as of the Change of Control or (ii) in the event the Optionee had an Involuntary Termination Without Cause during a period of time described in subsection (c) below.

             (b) Class B Option. To the extent that the Class B Option is outstanding as of the date a Change of Control is determined to have occurred, then, upon the Change of Control the Class B Option shall become fully vested and exercisable; provided, however, that the foregoing accelerated vesting shall apply only (i) if the Optionee has not incurred a Termination of Continuous Service as of the Change of Control or (ii) in the event the Optionee had an Involuntary Termination Without Cause during a period of time described in subsection (c) below.

             (c) Special Provisions Regarding Involuntary Termination Without Cause. A Change of Control shall be deemed to have occurred on the date on which the Optionee had an Involuntary Termination Without Cause if such Involuntary Termination Without Cause occurs within any of the following periods of time: (i) within ninety (90) days prior to a Change of Control; (ii) within ninety (90) days prior to the execution of a definitive written agreement which would result in a Change of Control, but only if the Change of Control is actually consummated within one hundred eighty (180) days following the Involuntary Termination Without Cause; or (iii) if on the date of Involuntary Termination Without Cause the Board had knowledge of a pending Change of Control, but only if the Change of Control is actually consummated within one hundred eighty (180) days following the Involuntary Termination Without Cause. In such event, any election or action which has been taken by Optionee under 4(c) of this Agreement shall be deemed also to apply to any additional Options which become vested pursuant to this Section 7(c).

      8. COMPLIANCE WITH CODE SECTION 280(G)(b)(5). All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control

                                                                         3-16-01


which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or return such parachute payment. The provisions of this paragraph shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. To the extent that it is determined by the Company's independent auditors that Code Sections 280G and 4999 apply, then Employee's payments which are deemed to be contingent upon a change of control shall be reduced to the extent that the Company's independent auditors determine that to do so would cause Employee to net more after-tax income than he would receive if such payments were not reduced. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

      9. PAYMENT OF WITHHOLDING TAXES. Upon the Optionee's exercise of his or her Options with respect to any shares of Common Stock in accordance with the provisions of paragraph 3 above, or the Optionee's receipt of a payment pursuant to Section 7(a) or (b) above, the Optionee shall pay to the Company, through payroll or other withholding (which withholding the Optionee hereby authorizes) or other means acceptable to the Company, the amount of any applicable federal, state or local income tax withholding or other employment tax obligations that may arise in connection with or be due upon such exercise or payment, as the case may be. The amount of any such federal, state or local income tax withholding or other employment tax due in such event shall be the statutory minimum amount as determined by the Company and shall be binding upon the Optionee. If the amount requested is not paid, the Company may refuse to issue the Common Stock or make such payment. Nothing in this paragraph shall be construed to impose on the Company a duty to withhold where applicable law does not require such withholding.

      10. NO REGISTRATION RIGHTS. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action which may be necessary in order to provide an exemption from the registration requirements of the Act under Rule 144 or any other exemption with respect to the Common Stock or otherwise for resale or other transfer by the Optionee (or by the executor or administrator of such Optionee's estate or a Permitted Transferee or a person who acquired the Option or any Common Stock or other rights by bequest, inheritance or otherwise by reason of the death of the Optionee) as a result of the exercise of an Option granted pursuant to this Option Agreement.

      11. RESOLUTION OF DISPUTES. Any question of interpretation, dispute or disagreement that arises under, or as a result of, or pursuant to, this Option Agreement shall be determined by the Committee in its reasonable discretion, and any such determination or other determination or interpretation by the Committee under or pursuant to this Option Agreement, shall be final, binding and conclusive on all parties affected thereby.

      12. COMPLIANCE WITH THE ACT. Anything in this Option Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Common Stock, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee, in the opinion of the Company's counsel, to take any action in connection with the shares then to be issued, the issuance of such shares shall be deferred until such action shall have been taken, and the Company shall use commercially reasonable efforts in that regard to preserve the benefits to the Optionee contemplated by this Option Agreement. Notwithstanding any provision herein to the contrary or in the Plan, the Company shall be under no obligation to issue any shares of Common Stock to the Optionee upon exercise of the Option granted hereby unless and until the Company has determined that such issuance is either exempt from registration, or is registered, under the Act and is either exempt from registration and qualification, or is registered or qualified, as applicable, under all applicable state securities or "blue sky" laws. The Company may require any person exercising the Options to make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

      13.    MISCELLANEOUS.

             (a) Binding on Successors and Representatives. This Option Agreement shall be binding not only upon the parties, but also upon their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns (including any transferee of a party to this Agreement) and representatives, to execute any instrument which may be necessary legally to effect the terms and conditions of this Option Agreement.

             (b) Entire Agreement. This Option Agreement, together with the Plan, constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto. This Option Agreement has been entered into in compliance with the terms of the Plan; wherever a conflict may arise between the terms of this Option Agreement and the terms of the Plan, the terms of the Plan shall control.

             (c) Amendment. Neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors and assigns.

             (d) Construction of Terms. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

                                                                         3-16-01


             (e) Notices. All notices, requests and amendments under this Option Agreement shall be in writing, and notices shall be deemed to have been given when personally delivered or sent prepaid registered mail:

                     (i)     if to the Company, at the following address:

                             Safety Components International, Inc.
                             29 Stevens Street
                             Greenville, SC  29605
                             Attention: Vice President of Human Resources

or at such other address as the Company shall designate by notice.

                     (ii) if to the Optionee, to the Optionee's address appearing in the Company's records, or at such other address as the Optionee shall designate by notice.

             (f) Governing Law. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of South Carolina (excluding the principles of conflict of laws thereof).

             (g) Severability. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and the Committee may elect in its sole discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable laws or as if such provision was omitted.

             (h) Not Incentive Stock Options. The Options granted hereunder are not intended to be "incentive stock options" under Section 422 of the Code.

      IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first written above.


SAFETY COMPONENTS                   BRIAN P. MENEZES
INTERNATIONAL,  INC.


By:                                                                       (SEAL)
    ---------------------------     --------------------------------------------

                                                                         3-16-01


                              EMPLOYMENT AGREEMENT


        THIS AGREEMENT (this "Agreement") dated as of the ____ day of __________, 20__ (the "Effective Date"), is made and entered into by and between Safety Components International, Inc., a Delaware corporation (the "Company"), and John C. Corey ("Employee").

                                   WITNESSETH:

        WHEREAS, the Company and the Employee wish to enter into this new agreement to replace and supercede any and all prior agreements and understandings, including, but not limited to, that contemplated by that certain Motion of Safety Components for Order, Pursuant to 11 U.S.C. Sections 105(a) and 363(b)(1), Approving and Authorizing Implementation of Employee Severance Program for Key Executives dated May 24, 2000 filed by the Company with the United States District Court for the District of Delaware in connection with its bankruptcy proceeding in that court pursuant to Chapter 11 of the United States Bankruptcy Code (as permitted thereby); and

        WHEREAS, the Company desires to continue to employ Employee as the Company's President and Chief Executive Officer, and Employee desires to continue to be employed by the Company, each upon the terms set forth in this Agreement;

        NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

        1. Employment. The Company hereby continues to employ Employee and Employee hereby accepts the continued employment with the Company for the Term (as defined below), in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and subject to the conditions hereinafter stated.

        2. Term. Except as otherwise specifically provided in Section 7 below, the term of Employee's employment under this Agreement (the "Term") shall commence as of the Effective Date, and shall continue until terminated in accordance with, and subject to, the terms and conditions of this Agreement.

        3.      Position, Duties, Responsibilities and Services.

                3.1 Position, Duties and Responsibilities. During the Term, Employee shall serve as the Company's President and Chief Executive Officer, and shall be responsible for the duties attendant to such office, which duties will be generally consistent with his position as an executive officer of the Company, and such other managerial duties and responsibilities with the Company, its subsidiaries or divisions as may be assigned by the Board of Directors of the Company (the "Board"). Additionally, the Company will nominate and recommend Employee for election to the Board for each fiscal year during the Term. Employee shall be subject to the supervision and control of the Board and the provisions of the by-laws of the Company. Employee shall be based in Greenville, South Carolina.

                3.2     Services to be Provided. During the Term, Employee shall
(i) devote his full working time, attention and energies to the affairs of the Company and its subsidiaries and divisions, (ii) use his best efforts to promote its and their best interests, (iii) faithfully and diligently perform his duties and responsibilities hereunder, and (iv) comply with and be bound by the Company's operational policies, procedures and practices from time to time in effect during the Term. This Agreement shall not be construed as preventing Employee from serving as an outside director of any other company or from investing his assets in such form or manner as will not require a material amount of his time, in each case subject to the confidentiality, non-competition and non-solicitation obligations contained in Sections 8 and 9 below as such obligations are reasonably interpreted by the Board.

        4.      Compensation.

                4.1 Base Salary. Employee shall be paid a base salary (the "Base Salary") at an annual rate of three hundred and fifteen thousand dollars ($315,000), payable at such intervals as the other executive officers of the Company are paid, but in any event at least on a monthly basis. The Base Salary shall be subject to increase by the Board, in its sole discretion, upon the recommendations of the Compensation Committee of the Board (the "Committee"), taking into account merit, corporate and individual performance and general business conditions, including changes in the cost of living index.

                4.2     Bonus Compensation.

                        (a) MIP Plan; Annual Bonuses. Employee's annual bonus compensation entitlement for each of the fiscal years of the Term generally shall be pursuant to the terms of the Management Incentive Plan of the Company (the "MIP Plan"), or in accordance with a formula or other bonus plan to be established by the Committee in advance of each such fiscal year; provided, however, that with respect only to termination of employment by reason of death, Disability, or termination of employment other than for Cause (as the foregoing are described in Sections 7.1, 7.2, and 7.4), and provided that such termination occurs more than six months after the beginning of the then current fiscal year, then Employee (or his beneficiary under Section 7.1) shall also be entitled to a pro-rated annual bonus based upon the proportion of the fiscal year during which Employee was actively employed, but payable only if and when the annual bonus would have been paid if no termination had occurred.

                        (b) Special Change of Control Bonus. In addition, in the event a Change of Control (as defined in Section 7 below) occurs:

                                (i) while the Employee is still employed in good standing under this Agreement; or

                                (ii) to the extent Employee has surrendered his Class A Options in exchange for stock appreciation rights (provided, that Employee's Option Grant so permits and such surrender occurs during the time period required by the Grant), within twenty-four (24) months following the Employee's termination by Employer other than for Cause or termination by Employee by reasons of a Constructive Termination (each as provided in Section
                                        7.4 below), provided the Change of
                                        Control has occurred within such
                                        twenty-four (24) month period; or,

                                (iii)   in the event that Employee has been
                                        terminated by Employer other than for
                                        Cause, or in the event of termination by Employee by reason of a Constructive Termination (each as provided in Section
                                        7.4 below), but only to the extent
                                        Employee has exercised his Options
                                        (provided, that Employee's Option grant
                                        so permits);

                        then Employee also shall be paid a one-time bonus amount equal to Nine Hundred Sixty One Thousand Four Hundred ($961,400) Dollars at the time the Change of Control is consummated; provided, that subsection (iii) shall apply only to the extent that the Change of Control occurs and is consummated within ten years following the date of Employee's termination of employment at a time when Employee is still alive (regardless of whether he is still receiving severance or other payments).

                        (c) Provisions Applicable to All Bonus Payments. All issues of interpretation in connection with the calculation of any and all bonus compensation of Employee shall be resolved by the Committee in its reasonable discretion. The Company shall pay the bonus compensation to Employee for each fiscal year of the Term within (30) days following the completion by the Company's certified public accountants of their audit of the Company's financial statements for each such fiscal year (or, in the event of a Special Bonus under Subsection (b), within 60 (sixty) days of the occurrence of all events necessary to trigger such Special Bonus); or, if the employment of Employee shall have been terminated for any reason prior to such date, in accordance with Section 7 below.

                4.3     Stock Options.

                        (a) Initial Grant; Other Grants In General. The Company hereby agrees to cause the issuance to Employee of stock options ("Stock Options") to purchase 173,200 shares of common stock, $.0l par value, of the Company ("Common Stock") on the date of this Agreement. The foregoing initial grant of Stock Options shall consist of Class A Options to purchase 110,000 shares of Common Stock and Class B Options to purchase 63,200 shares of Common Stock (each as defined in and subject to the Employee's Stock Option Agreement and Grant (the "Grant") and the Company's 2001 Stock Option Plan, as amended in effect from time to time (the "Stock Option Plan"). Additional grants of Stock Options to Employee, if any, shall be considered by the Committee on or before April 1 of each year during the Term, and shall be subject to grant in the sole discretion of the Committee, taking into account merit, corporate and individual performance and general business conditions.

                        (b) Class C Grant. In the event that both (i) Employee is still employed in good standing on April 1, 2002 and
                (ii) a Change of Control (as defined in Section 7.4 below) has not occurred on or before that date, then Employee also shall be awarded additional Class C Stock Options to purchase 36,800 shares of Common Stock, which shall be vested and exercisable in accordance with the Stock Option Plan and Grant. If a Change of Control has occurred prior to April 1, 2002, at a time when Employee is still employed in good standing, then Employee shall be issued (as replacement and in lieu of the above Class C Stock Options), additional Class B Stock Options to purchase 36,800 shares of Common Stock.

                        (c) Unless otherwise specifically determined by the Committee, all terms and provisions (including vesting and exercisability) governing Employee's Stock Options (both the foregoing Stock Options and any other options) shall be governed by the Stock Option Plan and the Non-statutory Stock Option Agreement and Grant thereunder between the Company and Employee.

        5.      Employment Benefits.

                5.1 Benefit Programs. During the Term, Employee shall be entitled to participate in and receive benefits made available now or hereafter to executive officers of the Company under all benefit programs, arrangements or perquisites of the Company, including, but not limited to, 401(k) plans, hospitalization, surgical, dental and major medical coverage, short-term and long-term disability and life insurance, provided that Employee meets the generally applicable eligibility requirements for participation in such programs and arrangements.

                5.2 Vacation. During the Term, Employee shall be entitled to such vacation with pay during each year of his employment hereunder consistent with the policies of the

Company, but in no event less than four (4) weeks in any such calendar year (pro-rated as necessary for partial calendar years during the Term); provided, however, that the vacation days taken do not interfere with the operations of the Company. Such vacation may be taken, in Employee's discretion, at such time or times as are not inconsistent with the reasonable business needs of the Company. Employee shall not be entitled to any compensation in lieu of vacation in the event that Employee, for whatever reason, including termination of employment, fails to take such vacation during any year of his employment hereunder. Employee shall also be entitled to all paid holidays given by the Company to its executive officers.

                5.3 Supplemental Medical Insurance. Subject to availability on commercially reasonable terms, during the Term, the Company shall maintain in effect and pay the premiums for a supplemental medical insurance policy (separate from any medical insurance policies referenced in Section 5.1 hereof) providing for reimbursement covering Employee and his eligible dependents (consistent with past practice) under the Company's generally available medical plan for most uncovered expenses up to five thousand dollars ($5,000.00) per diagnosis per year.

                5.4 Car Allowance. During the Term, the Company shall pay Employee, on the first day of each month, a monthly automobile allowance of twelve hundred dollars ($1,200.00) to pay for the costs associated with Employee's local transportation expenses.

                5.5 Country Club Expenses. During the Term, the Company shall reimburse Employee, on the first day of each month, for his country club fees in an amount not to exceed three hundred sixty dollars ($360.00) per month. The Company shall also pay, on behalf of Employee, for country club initiation fees in an amount not to exceed a one-time payment of twenty-five thousand dollars ($25,000).

                5.6 Life Insurance. During the Term, the Company shall reimburse Employee, upon presentation of appropriate vouchers or receipts, for premiums paid by the Employee to maintain in effect a life insurance policy or policies covering Employee, the beneficiary of which shall be designated by Employee; provided, however, that the amounts to be reimbursed by the Company under this section shall not exceed fifteen thousand dollars ($15,000.00) per annum.

                5.7 Taxes. Employee shall be responsible for any income tax liabilities arising out of the Company's payment or reimbursement of any amounts described in this Section 5.

        6. Expenses. During the Term, the Company shall reimburse Employee upon presentation of appropriate vouchers or receipts and in accordance with the Company's expense reimbursement policies for executive officers, for all reasonable travel and entertainment expenses incurred by Employee in connection with the performance of his duties under this Agreement.

        7.      Consequences of Termination of Employment.

                7.1 Death. In the event of the death of Employee during the Term, Employee's employment hereunder shall be terminated as of the date of his death, and Employee's designated beneficiary, or, in the absence of such designation, the estate or other legal representative of Employee shall be paid Employee's unpaid Base Salary (but no Bonus Compensation except as specifically provided in Section 4.2(a) with respect to a prorated annual bonus) through the end of the month in which the death occurs. No other benefits shall be payable under this Section 7 due to Employee's termination in the event of death.

                7.2 Disability. In the event that Employee is reasonably determined to be disabled as that term is defined in the Company's long term disability plan in effect from time to time (the "LTD Plan"), the Company shall have the right to terminate Employee's employment under this Agreement by giving Employee ten (10) days' prior written notice. If Employee's employment hereunder is so terminated, Employee shall continue to receive his Base Salary (but no Bonus Compensation except as specifically provided in Section 4.2(a) with respect to a prorated annual bonus) from the date of termination until such time as Employee begins receiving benefits under the LTD Plan. No other benefits shall be payable under this Section 7 due to Employee's termination in the event the Committee reasonably determines that the Company's termination of Employee's employment was due to disability.

                7.3     Termination of Employment by the Company for Cause.

                        (a) Nothing herein shall prevent the Company from terminating Employee's employment under this Agreement for Cause. In the event Employee is terminated for Cause, Employee shall be paid his unpaid Base Salary (but no Bonus Compensation) through the end of the month in which the termination occurs. The term "Cause", as used herein, shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) the Employee's commission of fraud, embezzlement or theft in connection with the Employee's duties for the Company or any Subsidiary; (ii) the Employee's commission of a misdemeanor involving moral turpitude or the Employee's commission of a felony; (iii) the wrongful material damage to Company or Subsidiary property by the Employee; (iv) the wrongful disclosure of any secret process or confidential information of the Company or any Subsidiary;
                (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Employee is subject; (vi) the Employee's intentional or grossly negligent breach of any stated material employment policy of the Company or any Subsidiary; or (vii) the Employee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Employee in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice.

                        (b) Termination of employment of Employee pursuant to this Section 7.3 shall be made by delivery to Employee of a letter from the Chairman of the Board generally setting forth a description of the conduct which provides the basis for a termination of employment of Employee for Cause.

                7.4     Termination of Employment Other than for Cause.

                        (a) Termination. The Employee's employment under this Agreement may be terminated: (i) by the Company (in addition to termination pursuant to Sections 7.1, 7.2 or 7.3 above) at any time and for any reason; or (ii) by the Employee at any time and for any reason.

                        (b)     Severance and Non-Competition Payments.

                                (1) If this Agreement is terminated by the Company other than by reason of death or disability or for Cause, or if this Agreement is terminated by Employee by reason of a Constructive Termination (as defined below) and such termination is other than in connection with a Change of Control (as defined below), the Company shall pay Employee a severance and non-competition payment equal to two (2) times the Employee's Base Salary (but no Bonus Compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of twenty-four (24) months; provided, that in the event such a termination occurs on or before October 31, 2001, then the foregoing twenty-four (24) month period and the corresponding dollar amount of severance and non-competition payments shall be inceased by one month for each full calendar month by which such termination precedes November 1, 2001. In addition, the Company shall provide, at no expense to the Employee for the eighteen (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and, to the extent they continue to be eligible for such coverage under COBRA, his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                                (2) For the purposes of this agreement, a "Change of Control" will be deemed to have occurred upon:

                                (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a shareholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection (i) and Subsection (iii)'s change in Board composition provisions are met; or

                                (ii) approval by the stockholders of the Company of a reorganization, merger, consolidation, substantial liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate
                                            Transaction"); provided, however, in
                                            any such case, payment of any
                                            benefits, or amounts (cash, stock or
                                            otherwise) shall be conditioned upon
                                            the actual consummation of such
                                            Corporate Transaction; or

                                (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

                        (3) For purposes of this Agreement, a "Constructive Termination" shall be deemed to have occurred upon the Employee's voluntary termination of employment within 60 days (or 120 days in the event a Change of Control also has occurred) following the occurrence of any of the following: (a) a change in the Employee's duties or responsibilities, or a change in the Employee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Employee's responsibilities; (b) a reduction in the Employee's then current base salary or annual target bonus; (c) a reduction in the level of benefits available or awarded to the Employee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (d) any failure of any acquirer following a Change of Control to agree to be bound by this Agreement, or (e) a relocation of the Employee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Employee must give the Company written notice, at least 30 days prior to the date the Employee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder. In the event of a Constructive Termination, except as may specifically be provided to the contrary, Employer shall be treated in the same manner as if he had been terminated by the Company without Cause.

                        (4) If this Agreement is terminated by the Company in connection with a Change of Control, and: (i) if Employee is not offered a position with similar responsibilities; or (ii) Employee is offered and accepts a position with similar responsibilities but is terminated without Cause within twelve
                (12) months after accepting such position, then (in lieu of any other severance payment under this Agreement) the Company shall pay Employee a severance and non-competition payment equal to two (2) times the Employee's Base Salary (but no Bonus Compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of twenty-four (24) months;

                provided, that in the event such a termination occurs on or before October 31, 2001, then the foregoing twenty-four month period shall be increased by one month for each full calendar month by which such termination precedes November 1, 2001. Company also, to the extent provided in the Grant, shall permit Employee to exercise his Options (or surrender the Options and obtain instead stock appreciation rights or other defined payments). In addition, the Company shall provide, at no expense to the Employee for the eighteen (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                        (5) If Employee terminates his employment voluntarily, other than in the context of a Constructive Termination, Employee shall be paid his unpaid Base Salary (but no Bonus Compensation) through the date on which the voluntary termination occurs.

                        (6) Notwithstanding anything else in this Agreement, the cash component and benefits component of any severance and non-competition payment under this Agreement shall totally cease in the event that Employee engages to any extent in a competitive employment or business as described in Section 9. In addition, the cash component of any severance and non-competition payment also shall be reduced by fifty percent (50%) of any amount of "Severance Period Earnings" (as defined below), whether or not competitive, to the extent such Severance Period Earnings are equal to or less than One Hundred Thousand Dollars ($100,000) in any consecutive twelve (12) month period. In addition, the cash component of any severance and non-competition payment under this Agreement shall no longer be payable to any extent in the event that the Employee receives any amount of Severance Period Earnings in excess of One Hundred Thousand Dollars ($100,000) in any consecutive twelve (12) month period. For purposes of this Agreement, Severance Period Earnings shall mean any amount(s) received as income from a subsequent employer or business during the period such severance or non-competition amount otherwise would be payable. In addition, the health insurance continuation component of any severance and non-competition payment under this Agreement also (except as required by applicable federal or state "COBRA" continuation laws) shall no longer apply in the event that the Employee becomes covered, or becomes eligible to be covered (even if Employee contribution or application is required), by a group health insurance plan of a subsequent employer or business.

        8.      Confidential Information, Inventions.

                8.1 The Employee agrees not to use, disclose or make accessible to any other person, firm, partnership, corporation or any other entity any Confidential Information (as defined below) pertaining to the business of the Company or any entity controlling, controlled by or under common control with the Company (each an "Affiliate") except (i) while employed by the Company in the business of and for the benefit of the Company or its Affiliates or (ii) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company or its Affiliates, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order the Company or its Affiliates to divulge, disclose or make accessible such information. For purposes of this Agreement, "Confidential Information" shall mean non-public information concerning the Company's financial data, statistical data, strategic business plans, product development (or other proprietary product data), customer and supplier lists, customer and supplier information, pricing data, information relating to governmental relations, discoveries, practices, processes, methods, trade secrets, developments (as defined below) marketing plans and other non-public, proprietary and confidential information of the Company or its Affiliates, that, in any case, is not otherwise generally available to the public and has not been disclosed by the Company, or its Affiliates, as the case may be, to others not subject to confidentiality agreements. In the event the Employee's employment is terminated hereunder for any reason, he immediately shall return to the Company all Confidential Information in his possession.

                8.2 Employee shall make full and prompt disclosure to the Company of all inventions, improvements, ideas, concepts, discoveries, methods, developments, software and works of authorship, whether or not copyrightable, trademarkable or licensable, which are created, made, conceived or reduced to practice by Employee in the course of or in connection with his services with the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments"). All Developments shall be the sole property of the Company, and Employee hereby assigns to the Company, without further compensation, all of his rights, title and interests in and to the Developments and any and all related patents, patent applications, copyrights, copyright applications, trademarks and trade names in the United States and elsewhere.

                8.3 Employee shall assist the Company in obtaining, maintaining and enforcing patent, copyright and other forms of legal protection for intellectual property in any country. Upon the request of the Company, Employee shall sign all applications, assignments, instruments and papers and perform all acts necessary or desired by the Company in order to protect its rights and interests in any Developments.

                8.4 The Employee and the Company agree that this covenant regarding Confidential Information and Developments is a reasonable covenant under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction, such covenant is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so amended. The Employee agrees that any breach of the covenant contained in this Section 8 would irreparably injure the Company and/or its Affiliates. Accordingly, the Employee agrees that the Company and/or its Affiliates, in addition to pursuing any other remedies it or they may have in law or in equity, may obtain an injunction against the Employee from any court having jurisdiction over the matter, restraining any further violation of this Section 8.

                8.5 The provisions of this Section 8 shall extend for the Term and shall further extend for the greater of (x) the period in which severance and non-competition payments are made pursuant to this Agreement or
(y) two years from the date this Agreement is terminated. The provisions of this
Section 8 shall survive any termination of this Agreement.

        9.      Non-Competition, Non-Solicitation.

                9.1 The Employee agrees that during the Non-Competition Period (as defined in Section 9.4 below), without the prior written consent of the Company: (a) he shall not, within the Territory (as defined in Section 9.5 below), directly or indirectly, either as principal, manager, agent, consultant, officer, director, greater than two (2%) percent holder of any class or series of equity securities, partner, investor, lender or employee or in any other capacity, carry on, be engaged in or have any financial interest in or otherwise be connected with, any entity which is now or at the time, has material operations which are engaged in any business activity competitive (directly or indirectly) with the business of the Company or its Affiliates (currently (i) the manufacture and sale of (x) automotive airbag fabric and cushions, (y) value-added synthetic fabrics used in a variety of niche industrial and commercial applications and (z) metal airbag, industrial and ordinance components and (ii) systems integration and manufacturing for ordnance programs) including, for these purposes, any business in which, at the termination of his employment, there was a bona fide intention on the part of the Company or its Affiliates to engage in the future; and (b) he shall not, within the Territory (as defined in Section 9.5 below), on behalf of any competing entity, directly or indirectly, have any dealings or contact with any suppliers or customers of the Company or its Affiliates.

                9.2 During the Non-Competition Period, Employee agrees that, without the prior written consent of the Company (and other than on behalf of the Company), Employee shall not, on his own behalf or on behalf of any person or entity, directly or indirectly, hire or solicit the employment of any employee who has been employed by the Company or its Affiliates at any time during the six (6) months immediately preceding such date of hiring or solicitation.

                9.3 The Employee and the Company agree that the covenants of non-competition and non-solicitation are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable land to enforce the remainder of these covenants as so amended. The Employee agrees that any breach of the covenants contained in this Section 9 would irreparably injure the Company and/or its Affiliates. Accordingly, the Employee agrees that the Company and/or its Affiliates, in addition to pursuing any other remedies it or they may have in law or in equity, may obtain an injunction against the Employee from any court having jurisdiction over the matter, restraining any further violation of this Section 9.

                9.4 The provisions of this Section 9 shall extend for the Term and shall further extend for any period following the date of the termination of Employee's employment for any reason during which the Employee (or his dependents) is receiving severance and/or non-competition payment and/or extended benefits coverage from the Company (herein referred to as the "Non-Competition Period"). The provisions of this Section 9 shall survive any termination of this Agreement.

                9.5     For purposes of this Agreement, "Territory" shall mean:

                        (a)     Europe;

                        (b)     The United Kingdom;

                        (c)     Germany;

                        (d)     The Czech Republic;

                        (e)     Japan;

                        (f)     Mexico;

                        (g)     The United States; and

                        (h) Any state within the United States in which the Company or its Affiliates does business during the Term.

        10.     Compliance with Internal Revenue Code Section 280G.

                10.1 All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code
        Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or retain such parachute payment.

                10.2 Notwithstanding the foregoing, the provisions of subparagraph 10.1 shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. To the extent that it is determined by the Company's independent auditors that Code Sections 280G and 4999 apply due to this existence of readily tradable stock or interest, then Employee's payments which are deemed to be contingent upon a change of control shall be increased by an amount that the Company's independent auditors determine equals twenty (20%) percent (or any lesser percentage amount equal to the excise tax percentage in Code Section 4999 applicable to Employee) of the "excess parachute payment" under Code Section 280G, calculated without taking into account this additional payment. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

        11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, five (5) days after the date of deposit in the United States mails, as follows:

               To the Company:

                      Safety Components International, Inc.
                      29 Stevens Street
                      Greenville, South Carolina  29605
                      Telephone:    (864) 240-2727
                      Fax: (864) 240-2701

                      Attention:   Vice President of Human Resources


               To Employee:

                      John C. Corey
                      210 Stonebrook Farm Way
                      Greenville, South Carolina  29615

        12. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

        13. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon Employee. "Successors and assigns" shall mean, in the case of the Company, any successor pursuant to a merger, consolidation, or sale, or other transfer of all or substantially all of the assets or common stock of the Company.

        14. No Assignment. This Agreement shall not be assignable or otherwise transferable by Employee. The Company shall have the right to assign this Agreement to any successor or any Affiliate which agrees to be bound by the terms hereof.

        15. Amendment or Modification: Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is authorized by the Board and is agreed to in writing, signed by Employee and by an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

        16. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of South Carolina, without regard to its conflicts of law rules.

        17. Titles. Titles to the Sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any Section.

        18. Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one agreement. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart.

        19. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

        IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.



                                           By:
                                              ---------------------------------



                                           ------------------------------------
                                           John C. Corey

                                                                         3-16-01


                              EMPLOYMENT AGREEMENT


        THIS AGREEMENT (this "Agreement") dated as of the ____ day of __________, 20__ (the "Effective Date"), is made and entered into by and between Safety Components International, Inc., a Delaware corporation (the "Company"), and Stephen B. Duerk ("Employee").

                                   WITNESSETH:

        WHEREAS, the Company and the Employee wish to enter into this new agreement to replace and supercede any and all prior agreements and understandings, including, but not limited to, that contemplated by that certain Motion of Safety Components for Order, Pursuant to 11 U.S.C. Sections 105(a) and 363(b)(1), Approving and Authorizing Implementation of Employee Severance Program for Key Executives dated May 24, 2000 filed by the Company with the United States District Court for the District of Delaware in connection with its bankruptcy proceeding in that court pursuant to Chapter 11 of the United States Bankruptcy Code (as permitted thereby); and

        WHEREAS, the Company desires to continue to employ Employee as the Company's Vice President, North American Automotive Group, and Employee desires to continue to be employed by the Company, each upon the terms set forth in this Agreement with respect to termination of employment;

       NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

        1.      Termination of Employment.

                1.1 Death. In the event of the death of Employee, Employee's employment hereunder shall be terminated as of the date of his death, and Employee's designated beneficiary, or, in the absence of such designation, the estate or other legal representative of Employee shall be paid Employee's unpaid base salary (but no bonus compensation) through the end of the month in which the death occurs. No other benefits shall be payable under this Agreement due to Employee's termination in the event of death.

                1.2 Disability. In the event that Employee is reasonably determined to be disabled as that term is defined in the Company's long term disability plan in effect from time to time (the "LTD Plan"), the Company shall have the right to terminate Employee's employment under this Agreement by giving Employee ten (10) days' prior written notice. If Employee's employment hereunder is so terminated, Employee shall continue to receive his base salary (but no bonus compensation) from the date of termination until such time as Employee begins receiving benefits under the LTD Plan. No other benefits shall be payable under this Agreement due to Employee's termination in the event it is reasonably determined that the Company's termination of Employee's employment was due to disability.

                1.3     Termination of Employment by the Company for Cause.


                        (a) Nothing herein shall prevent the Company from terminating Employee's employment under this Agreement for Cause. In the event Employee is terminated for Cause, Employee shall be paid his unpaid base salary (but no bonus compensation) through the end of the month in which the termination occurs. The term "Cause", as used herein, shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) the Employee's commission of fraud, embezzlement or theft in connection with the Employee's duties for the Company or any Subsidiary; (ii) the Employee's commission of a misdemeanor involving moral turpitude or the Employee's commission of a felony; (iii) the wrongful material damage to Company or Subsidiary property by the Employee; (iv) the wrongful disclosure of any secret process or confidential information of the Employee or any Subsidiary;
                (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Employee is subject; (vi) the Employee's intentional or grossly negligent breach of any stated material employment policy of the Company or any Subsidiary; or (vii) the Employee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Employee in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice.

                        (b) Termination of employment of Employee pursuant to this Section 1.3 shall be made by delivery to Employee of a letter from the Chairman of the Board generally setting forth a description of the conduct which provides the basis for a termination of employment of Employee for Cause.

                1.4     Termination of Employment Other than for Cause.

                        (a) Termination. The Employee's employment under this Agreement may be terminated: (i) by the Company (in addition to termination pursuant to Sections 1.1, 1.2 or 1.3 above) at any time and for any reason; or (ii) by the Employee at any time and for any reason.

                        (b)     Severance and Non-Competition Payments.

                                (1) If this Agreement is terminated by the Company other than by reason of death or disability or for Cause, or if this Agreement is terminated by Employee by reason of a Constructive Termination (as defined below) and such termination is other than in connection with a Change of Control (as defined below), the Company shall pay Employee a severance and non-competition payment equal to one and one half (1 1/2) times the Employee's base salary (but no bonus compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of eighteen (18) months. In addition, the Company shall provide, at no expense to the Employee for the eighteen
                        (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and, to the extent they continue to be eligible for such coverage under COBRA, his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                                (2) For the purposes of this agreement, a "Change of Control" will be deemed to have occurred upon:

                                (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a shareholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection
                                        (i) and Subsection (iii)'s change in
                                        Board composition provisions are met; or

                                (ii)    approval by the stockholders of the
                                        Company of a reorganization, merger,
                                        consolidation, substantial liquidation
                                        or dissolution of the Company, sale or
                                        disposition of all or substantially all
                                        of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate Transaction"); provided, however, in any such case, payment of any benefits, or amounts (cash, stock or otherwise) shall be conditioned upon the actual consummation of such Corporate Transaction; or

                        (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

                        (3) For purposes of this Agreement, a "Constructive Termination" shall be deemed to have occurred upon the Employee's voluntary termination of employment within 60 days (or 120 days in the event a Change of Control also has occurred) following the occurrence of any of the following: (a) a change in the Employee's duties or responsibilities, or a change in the Employee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Employee's responsibilities; (b) a reduction in the Employee's then current base salary or annual target bonus; (c) a reduction in the level of benefits available or awarded to the Employee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (d) any failure of any acquirer following a Change of Control to agree to be bound by this Agreement, or (e) a relocation of the Employee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Employee must give the Company written notice, at least 30 days prior to the date the Employee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder. In the event of a Constructive Termination, except as may specifically be provided to the contrary, Employer shall be treated in the same manner as if he had been terminated by the Company without Cause.

                        (4) If this Agreement is terminated by the Company in connection with a Change of Control, and: (i) if Employee is not offered a position with similar responsibilities; or (ii) Employee is offered and accepts a position with similar responsibilities but is terminated without Cause within twelve
                (12) months after accepting such position, then (in lieu of any other severance payment under this Agreement) the Company shall pay Employee a severance and non-competition payment equal to one and one-half (1 1/2) times the Employee's Base Salary (but no Bonus Compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of eighteen
                (18) months. Company also, to the extent provided in the Grant, shall permit Employee to exercise his Options (or surrender the Options and obtain instead stock appreciation rights or other defined payments). In addition, the Company shall provide, at no expense to the Employee for the eighteen (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                        (5) If Employee terminates his employment voluntarily, other than in the context of a Constructive Termination, Employee shall be paid his unpaid Base Salary (but no Bonus Compensation) through the date on which the voluntary termination occurs.

                        (6) Notwithstanding anything else in this Agreement, the cash component and benefits component of any severance and non-competition payment under this Agreement shall totally cease in the event that Employee engages to any extent in a competitive employment or business as described in Section 3. In addition, the cash component of any severance and non-competition payment also shall be reduced by fifty percent (50%) of any amount of "Severance Period Earnings" (as defined below), whether or not competitive, to the extent such Severance Period Earnings are equal to or less than Fifty Thousand Dollars ($50,000) in any consecutive twelve (12) month period. In addition, the cash component of any severance and non-competition payment under this Agreement shall no longer be payable to any extent in the event that the Employee receives any amount of Severance

                        Period Earnings in excess of Fifty Thousand Dollars ($50,000) in any consecutive twelve (12) month period. For purposes of this Agreement, Severance Period Earnings shall mean any amount(s) received as income from a subsequent employer or business during the period such severance or non-competition amount otherwise would be payable. In addition, the health insurance continuation component of any severance and non-competition payment under this Agreement also (except as required by applicable federal or state "COBRA" continuation laws) shall no longer apply in the event that the Employee becomes covered, or becomes eligible to be covered (even if Employee contribution or application is required), by a group health insurance plan of a subsequent employer or business.

        2.      Non-Competition, Non-Solicitation.

                2.1 The Employee agrees that during the Non-Competition Period (as defined in Section 9.4 below), without the prior written consent of the Company: (a) he shall not, within the Territory (as defined in Section 2.5 below), directly or indirectly, either as principal, manager, agent, consultant, officer, director, greater than two (2%) percent holder of any class or series of equity securities, partner, investor, lender or employee or in any other capacity, carry on, be engaged in or have any financial interest in or otherwise be connected with, any entity which is now or at the time, has material operations which are engaged in any business activity competitive (directly or indirectly) with the business of the Company or its Affiliates (currently (i) the manufacture and sale of (x) automotive airbag fabric and cushions, (y) value-added synthetic fabrics used in a variety of niche industrial and commercial applications and (z) metal airbag, industrial and ordinance components and (ii) systems integration and manufacturing for ordnance programs) including, for these purposes, any business in which, at the termination of his employment, there was a bona fide intention on the part of the Company or its Affiliates to engage in the future; and (b) he shall not, within the Territory (as defined in Section 2.5 below), on behalf of any competing entity, directly or indirectly, have any dealings or contact with any suppliers or customers of the Company or its Affiliates.

                2.2 During the Non-Competition Period, Employee agrees that, without the prior written consent of the Company (and other than on behalf of the Company), Employee shall not, on his own behalf or on behalf of any person or entity, directly or indirectly, hire or solicit the employment of any employee who has been employed by the Company or its Affiliates at any time during the six (6) months immediately preceding such date of hiring or solicitation.

                2.3 The Employee and the Company agree that the covenants of non-competition and non-solicitation are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable land to enforce the remainder of these covenants as so amended. The Employee agrees that any breach of the covenants contained in this Section 2 would irreparably injure the Company and/or its Affiliates. Accordingly, the Employee agrees that the Company and/or its Affiliates, in addition to pursuing any other remedies it or they may have in law or in equity, may obtain an injunction against the Employee from any court having jurisdiction over the matter, restraining any further violation of this Section 2.

                2.4 The provisions of this Section 9 shall extend for the Term and shall further extend for any period following the date of the termination of Employee's employment for any reason during which the Employee (or his dependents) is receiving severance and/or non-competition payment and/or extended benefits coverage from the Company (herein referred to as the "Non-Competition Period"). The provisions of this Section 2 shall survive any termination of this Agreement.

                2.5     For purposes of this Agreement, "Territory" shall mean:

                        (a)     Europe;

                        (b)     The United Kingdom;

                        (c)     Germany;

                        (d)     The Czech Republic;

                        (e)     Japan;

                        (f)     Mexico;

                        (g)     The United States; and

                        (h) Any state within the United States in which the Company or its Affiliates does business during the Term.

        3.      Compliance with Internal Revenue Code Section 280G.

                3.1 All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code
        Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or retain such parachute payment.

                3.2 Notwithstanding the foregoing, the provisions of subparagraph 3.1 shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. To the extent that it is determined by the Company's independent auditors that Code Sections 280G and 4999 apply due to this existence of readily tradable stock or interest, then Employee's payments which are deemed to be contingent upon a change of control shall be increased by an amount that the Company's independent auditors determine equals twenty (20%) percent (or any lesser percentage amount equal to the excise tax percentage in Code Section 4999 applicable to Employee) of the "excess parachute payment" under Code Section 280G, calculated without taking into account this additional payment. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

        IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.



                                           By:
                                              ----------------------------------



                                           -------------------------------------
                                           Stephen B. Duerk

                                                                         3-16-01


                              EMPLOYMENT AGREEMENT


        THIS AGREEMENT (this "Agreement") dated as of the ____ day of __________, 20__ (the "Effective Date"), is made and entered into by and between Safety Components International, Inc., a Delaware corporation (the "Company"), and Brian P. Menezes ("Employee").

                                   WITNESSETH:

        WHEREAS, the Company and the Employee wish to enter into this new agreement to replace and supercede any and all prior agreements and understandings, including, but not limited to, that contemplated by that certain Motion of Safety Components for Order, Pursuant to 11 U.S.C. Sections 105(a) and 363(b)(1), Approving and Authorizing Implementation of Employee Severance Program for Key Executives dated May 24, 2000 filed by the Company with the United States District Court for the District of Delaware in connection with its bankruptcy proceeding in that court pursuant to Chapter 11 of the United States Bankruptcy Code (as permitted thereby); and

        WHEREAS, the Company desires to continue to employ Employee as the Company's Vice President and Chief Financial Officer, and Employee desires to continue to be employed by the Company, each upon the terms set forth in this Agreement;

        NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

        1. Employment. The Company hereby continues to employ Employee and Employee hereby accepts the continued employment with the Company for the Term (as defined below), in the position and with the duties and responsibilities set forth in Section 3 below, and upon the other terms and subject to the conditions hereinafter stated.

        2. Term. Except as otherwise specifically provided in Section 7 below, the term of Employee's employment under this Agreement (the "Term") shall commence as of the Effective Date, and shall continue until terminated in accordance with, and subject to, the terms and conditions of this Agreement.

        3.      Position, Duties, Responsibilities and Services.

                3.1 Position, Duties and Responsibilities. During the Term, Employee shall serve as the Company's Vice President and Chief Financial Officer, and shall be responsible for the duties attendant to such office, which duties will be generally consistent with his position as an executive officer of the Company, and such other managerial duties and responsibilities with the Company, its subsidiaries or divisions as may be assigned by the President and Chief Executive Officer or by the Board of Directors of the Company (the "Board"). Additionally, the Company will nominate and recommend Employee for election to the Board for each fiscal year during the

Term. Employee shall be subject to the supervision and control of the Board and the provisions of the by-laws of the Company. Employee shall be based in Greenville, South Carolina.

                3.2     Services to be Provided. During the Term, Employee shall
(i) devote his full working time, attention and energies to the affairs of the Company and its subsidiaries and divisions, (ii) use his best efforts to promote its and their best interests, (iii) faithfully and diligently perform his duties and responsibilities hereunder, and (iv) comply with and be bound by the Company's operational policies, procedures and practices from time to time in effect during the Term. This Agreement shall not be construed as preventing Employee from serving as an outside director of any other company or from investing his assets in such form or manner as will not require a material amount of his time, in each case subject to the confidentiality, non-competition and non-solicitation obligations contained in Sections 8 and 9 below as such obligations are reasonably interpreted by the Board.

        4.      Compensation.

                4.1 Base Salary. Employee shall be paid a base salary (the "Base Salary") at an annual rate of one hundred ninety thousand dollars ($190,000), payable at such intervals as the other executive officers of the Company are paid, but in any event at least on a monthly basis. The Base Salary shall be subject to increase by the Board, in its sole discretion, upon the recommendations of the Compensation Committee of the Board (the "Committee"), taking into account merit, corporate and individual performance and general business conditions, including changes in the cost of living index.

                4.2     Bonus Compensation.

                        (a) MIP Plan; Annual Bonuses. Employee's annual bonus compensation entitlement for each of the fiscal years of the Term generally shall be pursuant to the terms of the Management Incentive Plan of the Company (the "MIP Plan"), or in accordance with a formula or other bonus plan to be established by the Committee in advance of each such fiscal year; provided, however, that with respect only to termination of employment by reason of death, Disability, or termination of employment other than for Cause (as the foregoing are described in Sections 7.1, 7.2, and 7.4), and provided that such termination occurs more than six months after the beginning of the then current fiscal year, then Employee (or his beneficiary under Section 7.1) shall also be entitled to a pro-rated annual bonus based upon the proportion of the fiscal year during which Employee was actively employed, but payable only if and when the annual bonus would have been paid if no termination had occurred.

                        (b) Special Change of Control Bonus. In addition, in the event a Change of Control (as defined in Section 7 below) occurs:

                                (i) while the Employee is still employed in good standing under this Agreement; or

                                (ii) to the extent Employee has surrendered his Class A Options in exchange for stock appreciation rights (provided, that Employee's Option Grant so permits and such surrender occurs during the time period required by the Grant), within twenty-four (24) months following the Employee's termination by Employer other than for Cause or termination by Employee by reasons of a Constructive Termination (each as provided in Section
                                        7.4 below), provided the Change of
                                        Control has occurred within such
                                        twenty-four (24) month period; or,

                                (iii)   in the event that Employee has been
                                        terminated by Employer other than for
                                        Cause, or in the event of termination by Employee by reason of a Constructive Termination (each as provided in Section
                                        7.4 below), but only to the extent
                                        Employee has exercised his Options
                                        (provided, that Employee's Option grant
                                        so permits);

                then Employee also shall be paid a one-time bonus amount equal to Three Hundred Ninety Three Thousand Three Hundred ($393,300) Dollars at the time the Change of Control is consummated; provided, that subsection (iii) shall apply only to the extent that the Change of Control occurs and is consummated within ten years following the date of Employee's termination of employment at a time when Employee is still alive (regardless of whether he is still receiving severance or other payments).

                (c) Provisions Applicable to All Bonus Payments. All issues of interpretation in connection with the calculation of any and all bonus compensation of Employee shall be resolved by the Committee in its reasonable discretion. The Company shall pay the bonus compensation to Employee for each fiscal year of the Term within (30) days following the completion by the Company's certified public accountants of their audit of the Company's financial statements for each such fiscal year (or, in the event of a Special Bonus under Subsection (b), within 60 (sixty) days of the occurrence of all events necessary to trigger such Special Bonus); or, if the employment of Employee shall have been terminated for any reason prior to such date, in accordance with Section 7 below.

                4.3     Stock Options.

                        (a) Initial Grant; Other Grants In General. The Company hereby agrees to cause the issuance to Employee of stock options ("Stock Options") to purchase 75,000 shares of common stock, $.0l par value, of the Company ("Common Stock") on the date of this Agreement. The foregoing initial grant of Stock Options shall consist of Class A Options to purchase 45,000 shares of Common Stock and Class B Options to purchase 30,000 shares of Common Stock (each as defined in and subject to the Employee's Stock Option Agreement and Grant (the "Grant") and the Company's 2001 Stock Option Plan, as amended in effect from time to time (the "Stock Option Plan"). Additional grants of Stock Options to Employee, if any, shall be considered by the Committee on or before April 1 of each year during the Term, and shall be subject to grant in the sole discretion of the Committee, taking into account merit, corporate and individual performance and general business conditions.

                        (b) Unless otherwise specifically determined by the Committee, all terms and provisions (including vesting and exercisability) governing Employee's Stock Options (both the foregoing Stock Options and any other options) shall be governed by the Stock Option Plan and the Non-statutory Stock Option Agreement and Grant thereunder between the Company and Employee.

        5.      Employment Benefits.

                5.1 Benefit Programs. During the Term, Employee shall be entitled to participate in and receive benefits made available now or hereafter to executive officers of the Company under all benefit programs, arrangements or perquisites of the Company, including, but not limited to, 401(k) plans, hospitalization, surgical, dental and major medical coverage, short-term and long-term disability and life insurance, provided that Employee meets the generally applicable eligibility requirements for participation in such programs and arrangements.

                5.2 Vacation. During the Term, Employee shall be entitled to such vacation with pay during each year of his employment hereunder consistent with the policies of the Company, but in no event less than four (4) weeks in any such calendar year (pro-rated as necessary for partial calendar years during the Term); provided, however, that the vacation days taken do not interfere with the operations of the Company. Such vacation may be taken, in Employee's discretion, at such time or times as are not inconsistent with the reasonable business needs of the Company. Employee shall not be entitled to any compensation in lieu of vacation in the event that Employee, for whatever reason, including termination of employment, fails to take such vacation during any year of his employment hereunder. Employee shall also be entitled to all paid holidays given by the Company to its executive officers.

                5.3 Supplemental Medical Insurance. Subject to availability on commercially reasonable terms, during the Term, the Company shall maintain in effect and pay the premiums for a supplemental medical insurance policy (separate from any medical insurance policies referenced in Section 5.1 hereof) providing for reimbursement covering Employee and his eligible dependents (consistent with past practice) under the Company's generally available medical plan for most uncovered expenses up to five thousand dollars ($5,000.00) per diagnosis per year.

                5.4 Car Allowance. During the Term, the Company shall pay Employee, on the first day of each month, a monthly automobile allowance of twelve hundred dollars ($1,200.00) to pay for the costs associated with Employee's local transportation expenses.

                5.5 Taxes. Employee shall be responsible for any income tax liabilities arising out of the Company's payment or reimbursement of any amounts described in this Section 5.

        6. Expenses. During the Term, the Company shall reimburse Employee upon presentation of appropriate vouchers or receipts and in accordance with the Company's expense reimbursement policies for executive officers, for all reasonable travel and entertainment expenses incurred by Employee in connection with the performance of his duties under this Agreement.

        7.      Consequences of Termination of Employment.

                7.1 Death. In the event of the death of Employee during the Term, Employee's employment hereunder shall be terminated as of the date of his death, and Employee's designated beneficiary, or, in the absence of such designation, the estate or other legal representative of Employee shall be paid Employee's unpaid Base Salary (but no Bonus Compensation except as specifically provided in Section 4.2(a) with respect to a prorated annual bonus) through the end of the month in which the death occurs. No other benefits shall be payable under this Section 7 due to Employee's termination in the event of death.

                7.2 Disability. In the event that Employee is reasonably determined to be disabled as that term is defined in the Company's long term disability plan in effect from time to time (the "LTD Plan"), the Company shall have the right to terminate Employee's employment under this Agreement by giving Employee ten (10) days' prior written notice. If Employee's employment hereunder is so terminated, Employee shall continue to receive his Base Salary (but no Bonus Compensation except as specifically provided in Section 4.2(a) with respect to a prorated annual bonus) from the date of termination until such time as Employee begins receiving benefits under the LTD Plan. No other benefits shall be payable under this Section 7 due to Employee's termination in the event the Committee reasonably determines that the Company's termination of Employee's employment was due to disability.

                7.3     Termination of Employment by the Company for Cause.

                        (a) Nothing herein shall prevent the Company from terminating Employee's employment under this Agreement for Cause. In the event Employee is terminated for Cause, Employee shall be paid his unpaid Base Salary (but no Bonus Compensation) through the end of the month in which the termination occurs. The term "Cause", as used herein, shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) the Employee's commission of fraud, embezzlement or theft in connection with the Employee's duties for the Company or any Subsidiary; (ii) the Employee's commission of a misdemeanor involving moral turpitude or the Employee's commission of a felony; (iii) the wrongful material damage to Company or Subsidiary property by the Employee; (iv) the wrongful disclosure of any secret process or confidential information of the Employee or any Subsidiary;
                (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Employee is subject; (vi) the Employee's intentional or grossly negligent breach of any stated material employment policy of the Company or any Subsidiary; or (vii) the Employee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Employee in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice.

                        (b) Termination of employment of Employee pursuant to this Section 7.3 shall be made by delivery to Employee of a letter from the Chairman of the Board generally setting forth a description of the conduct which provides the basis for a termination of employment of Employee for Cause.

                7.4     Termination of Employment Other than for Cause.

                        (a) Termination. The Employee's employment under this Agreement may be terminated: (i) by the Company (in addition to termination pursuant to Sections 7.1, 7.2 or 7.3 above) at any time and for any reason; or (ii) by the Employee at any time and for any reason.

                        (b)     Severance and Non-Competition Payments.


                                (1) If this Agreement is terminated by the Company other than by reason of death or disability or for Cause, or if this Agreement is terminated by Employee by reason of a Constructive Termination (as defined below) and such termination is other than in connection with a Change of Control (as defined below), the Company shall pay Employee a severance and non-competition payment equal to one and one half (1 1/2) times the Employee's Base Salary (but no Bonus Compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of eighteen (18) months. In addition, the Company shall provide, at no expense to the Employee for the eighteen
                        (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and, to the extent they continue to be eligible for such coverage under COBRA, his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                                (2) For the purposes of this agreement, a "Change of Control" will be deemed to have occurred upon:

                                (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a shareholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection
                                        (i) and Subsection (iii)'s change in
                                        Board composition provisions are met; or

                                (ii)    approval by the stockholders of the
                                        Company of a reorganization, merger,
                                        consolidation, substantial liquidation
                                        or dissolution of the Company, sale or
                                        disposition of all or substantially all
                                        of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate Transaction"); provided, however, in any such case, payment of any benefits, or amounts (cash, stock or otherwise) shall be conditioned upon the actual consummation of such Corporate Transaction; or

                        (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

                        (3) For purposes of this Agreement, a "Constructive Termination" shall be deemed to have occurred upon the Employee's voluntary termination of employment within 60 days (or 120 days in the event a Change of Control also has occurred) following the occurrence of any of the following: (a) a change in the Employee's duties or responsibilities, or a change in the Employee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Employee's responsibilities; (b) a reduction in the Employee's then current base salary or annual target bonus; (c) a reduction in the level of benefits available or awarded to the Employee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (d) any failure of any acquirer following a Change of Control to agree to be bound by this Agreement, or (e) a relocation of the Employee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Employee must give the Company written notice, at least 30 days prior to the date the Employee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder. In the event of a Constructive Termination, except as may specifically be provided to the contrary, Employer shall be treated in the same manner as if he had been terminated by the Company without Cause.

                        (4) If this Agreement is terminated by the Company in connection with a Change of Control, and: (i) if Employee is not offered a position with similar responsibilities; or (ii) Employee is offered and accepts a position with similar responsibilities but is terminated without Cause within twelve
                (12) months after accepting such position, then (in lieu of any other severance payment under this Agreement) the Company shall pay Employee a severance and non-competition payment equal to one and one-half (1 1/2) times the Employee's Base Salary (but no Bonus Compensation) at the time of termination. Such severance and non-competition payment shall be payable in equal monthly installments commencing on the first day of the month following termination and continuing for a total of eighteen
                (18) months. Company also, to the extent provided in the Grant, shall permit Employee to exercise his Options (or surrender the Options and obtain instead stock appreciation rights or other defined payments). In addition, the Company shall provide, at no expense to the Employee for the eighteen (18) month COBRA period, continued health insurance coverage as in effect from time to time for the Employee and his dependents who were covered by the Company's health insurance plan immediately prior to his termination of employment.

                        (5) If Employee terminates his employment voluntarily, other than in the context of a Constructive Termination, Employee shall be paid his unpaid Base Salary (but no Bonus Compensation) through the date on which the voluntary termination occurs.

                        (6) Notwithstanding anything else in this Agreement, the cash component and benefits component of any severance and non-competition payment under this Agreement shall totally cease in the event that Employee engages to any extent in a competitive employment or business as described in Section 9. In addition, the cash component of any severance and non-competition payment also shall be reduced by fifty percent (50%) of any amount of "Severance Period Earnings" (as defined below), whether or not competitive, to the extent such Severance Period Earnings are equal to or less than Fifty Thousand Dollars ($50,000) in any consecutive twelve (12) month period. In addition, the cash component of any severance and non-competition payment under this Agreement shall no longer be payable to any extent in the event that the Employee receives any amount of Severance

                        Period Earnings in excess of Fifty Thousand Dollars ($50,000) in any consecutive twelve (12) month period. For purposes of this Agreement, Severance Period Earnings shall mean any amount(s) received as income from a subsequent employer or business during the period such severance or non-competition amount otherwise would be payable. In addition, the health insurance continuation component of any severance and non-competition payment under this Agreement also (except as required by applicable federal or state "COBRA" continuation laws) shall no longer apply in the event that the Employee becomes covered, or becomes eligible to be covered (even if Employee contribution or application is required), by a group health insurance plan of a subsequent employer or business.

        8.      Confidential Information, Inventions.

                8.1 The Employee agrees not to use, disclose or make accessible to any other person, firm, partnership, corporation or any other entity any Confidential Information (as defined below) pertaining to the business of the Company or any entity controlling, controlled by or under common control with the Company (each an "Affiliate") except (i) while employed by the Company in the business of and for the benefit of the Company or its Affiliates or (ii) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company or its Affiliates, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order the Company or its Affiliates to divulge, disclose or make accessible such information. For purposes of this Agreement, "Confidential Information" shall mean non-public information concerning the Company's financial data, statistical data, strategic business plans, product development (or other proprietary product data), customer and supplier lists, customer and supplier information, pricing data, information relating to governmental relations, discoveries, practices, processes, methods, trade secrets, developments (as defined below) marketing plans and other non-public, proprietary and confidential information of the Company or its Affiliates, that, in any case, is not otherwise generally available to the public and has not been disclosed by the Company, or its Affiliates, as the case may be, to others not subject to confidentiality agreements. In the event the Employee's employment is terminated hereunder for any reason, he immediately shall return to the Company all Confidential Information in his possession.

                8.2 Employee shall make full and prompt disclosure to the Company of all inventions, improvements, ideas, concepts, discoveries, methods, developments, software and works of authorship, whether or not copyrightable, trademarkable or licensable, which are created, made, conceived or reduced to practice by Employee in the course of or in connection with his services with the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments"). All Developments shall be the sole property of the Company, and Employee hereby assigns to the Company, without further compensation, all of his rights, title and interests in and to the

Developments and any and all related patents, patent applications, copyrights, copyright applications, trademarks and trade names in the United States and elsewhere.

                8.3 Employee shall assist the Company in obtaining, maintaining and enforcing patent, copyright and other forms of legal protection for intellectual property in any country. Upon the request of the Company, Employee shall sign all applications, assignments, instruments and papers and perform all acts necessary or desired by the Company in order to protect its rights and interests in any Developments.

                8.4 The Employee and the Company agree that this covenant regarding Confidential Information and Developments is a reasonable covenant under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction, such covenant is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so amended. The Employee agrees that any breach of the covenant contained in this Section 8 would irreparably injure the Company and/or its Affiliates. Accordingly, the Employee agrees that the Company and/or its Affiliates, in addition to pursuing any other remedies it or they may have in law or in equity, may obtain an injunction against the Employee from any court having jurisdiction over the matter, restraining any further violation of this Section 8.

                8.5 The provisions of this Section 8 shall extend for the Term and shall further extend for the greater of (x) the period in which severance and non-competition payments are made pursuant to this Agreement or
(y) two years from the date this Agreement is terminated. The provisions of this
Section 8 shall survive any termination of this Agreement.

        9.      Non-Competition, Non-Solicitation.

                9.1 The Employee agrees that during the Non-Competition Period (as defined in Section 9.4 below), without the prior written consent of the Company: (a) he shall not, within the Territory (as defined in Section 9.5 below), directly or indirectly, either as principal, manager, agent, consultant, officer, director, greater than two (2%) percent holder of any class or series of equity securities, partner, investor, lender or employee or in any other capacity, carry on, be engaged in or have any financial interest in or otherwise be connected with, any entity which is now or at the time, has material operations which are engaged in any business activity competitive (directly or indirectly) with the business of the Company or its Affiliates (currently (i) the manufacture and sale of (x) automotive airbag fabric and cushions, (y) value-added synthetic fabrics used in a variety of niche industrial and commercial applications and (z) metal airbag, industrial and ordinance components and (ii) systems integration and manufacturing for ordnance programs) including, for these purposes, any business in which, at the termination of his employment, there was a bona fide intention on the part of the Company or its Affiliates to engage in the future; and (b) he shall not, within the Territory (as defined in Section 9.5 below), on behalf of any competing entity, directly or indirectly, have any dealings or contact with any suppliers or customers of the Company or its Affiliates.

                9.2 During the Non-Competition Period, Employee agrees that, without the prior written consent of the Company (and other than on behalf of the Company), Employee shall not, on his own behalf or on behalf of any person or entity, directly or indirectly, hire or solicit the employment of any employee who has been employed by the Company or its Affiliates at any time during the six (6) months immediately preceding such date of hiring or solicitation.

                9.3 The Employee and the Company agree that the covenants of non-competition and non-solicitation are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable land to enforce the remainder of these covenants as so amended. The Employee agrees that any breach of the covenants contained in this Section 9 would irreparably injure the Company and/or its Affiliates. Accordingly, the Employee agrees that the Company and/or its Affiliates, in addition to pursuing any other remedies it or they may have in law or in equity, may obtain an injunction against the Employee from any court having jurisdiction over the matter, restraining any further violation of this Section 9.

                9.4 The provisions of this Section 9 shall extend for the Term and shall further extend for any period following the date of the termination of Employee's employment for any reason during which the Employee (or his dependents) is receiving severance and/or non-competition payment and/or extended benefits coverage from the Company (herein referred to as the "Non-Competition Period"). The provisions of this Section 9 shall survive any termination of this Agreement.

                9.5     For purposes of this Agreement, "Territory" shall mean:

                        (a)     Europe;

                        (b)     The United Kingdom;

                        (c)     Germany;

                        (d)     The Czech Republic;

                        (e)     Japan;

                        (f)     Mexico;

                        (g)     The United States; and

                        (h) Any state within the United States in which the Company or its Affiliates does business the Term.

        10.     Compliance with Internal Revenue Code Section 280G.

                10.1 All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code
        Section 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code Section 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or retain such parachute payment.

                10.2 Notwithstanding the foregoing, the provisions of subparagraph 10.1 shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. To the extent that it is determined by the Company's independent auditors that Code Sections 280G and 4999 apply due to this existence of readily tradable stock or interest, then Employee's payments which are deemed to be contingent upon a change of control shall be increased by an amount that the Company's independent auditors determine equals twenty (20%) percent (or any lesser percentage amount equal to the excise tax percentage in Code Section 4999 applicable to Employee) of the "excess parachute payment" under Code Section 280G, calculated without taking into account this additional payment. The provisions of this paragraph shall in all events be interpreted so as to comply with Code Section 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

        11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, five (5) days after the date of deposit in the United States mails, as follows:

               To the Company:

                      Safety Components International, Inc.
                      29 Stevens Street
                      Greenville, South Carolina  29605
                      Telephone:    (864) 240-2727
                      Fax: (864) 240-2701

                      Attention: Vice President of Human Resources

               To Employee:

                      Brian P. Menezes
                      307 Black House Road
                      Greenville, South Carolina  29615

        12. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

        13. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon Employee. "Successors and assigns" shall mean, in the case of the Company, any successor pursuant to a merger, consolidation, or sale, or other transfer of all or substantially all of the assets or common stock of the Company.

        14. No Assignment. This Agreement shall not be assignable or otherwise transferable by Employee. The Company shall have the right to assign this Agreement to any successor or any Affiliate which agrees to be bound by the terms hereof.

        15. Amendment or Modification: Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is authorized by the Board and is agreed to in writing, signed by Employee and by an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

        16. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of South Carolina, without regard to its conflicts of law rules.

        17. Titles. Titles to the Sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the title of any Section.

        18. Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one agreement. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart.

        19. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

        IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.



                                           By:
                                              ----------------------------------



                                           -------------------------------------
                                           Brian P. Menezes

                                                                         3-16-01

                                     FORM OF
                      SAFETY COMPONENTS INTERNATIONAL, INC.
                                SEVERANCE LETTER





                              _______________, 2001






Dear _________:

        Safety Components International, Inc. (the "Company") hereby agrees that, except as set forth in the following paragraph, if there occurs a Change of Control (as defined below) of the Company, and within twelve (12) months thereafter, there occurs either (i) a termination by the Company of your employment with the Company (other than a termination for Cause (as defined below), death or Disability (as defined below)) or (ii) a termination by you by reason of a Constructive Termination (as defined below), the Company shall pay to you, in lieu of any other payments or benefits to which you may otherwise be entitled, a severance payment equal to _____ months, calculated at the salary in effect at the effective date of the termination (the "Effective Date") and shall provide ____ months of health insurance continuation under "COBRA" at the same cost to you of such coverage prior to the Effective Date. Such severance payment shall be payable in ____ equal monthly installments commencing on the first day of the month following the Effective Date.

        Notwithstanding the foregoing, the Company will not pay to you the above-referenced severance payment in the event that your employment with the Company is terminated by the Company within twelve (12) months (the "Grace Period") after a Change of Control, if the acquirer (the "Acquiring Person") agrees to employ you in a substantially equivalent position, at the same or a higher salary and with substantially the same duties as you held with the Company prior to such transaction, in which event, if your employment with the Acquiring Person is terminated within the Grace Period (a) by the Acquiring Person other than for cause, disability (as such terms may be defined by the Board of Directors of the Acquiring Person) or death or (b) by you by reason of a Constructive Termination, the Acquiring Person will make the severance payment to you required by the first paragraph hereof. Such agreement by the Acquiring Person to employ you as aforesaid, without any further action, shall relieve the Company of any and all obligations under this Agreement.

        Notwithstanding anything else in this Agreement, the cash component of any severance payment under this Agreement shall no longer be payable to any extent in the event that you receive any amount of Severance Period Earnings. For purposes of this Agreement, "Severance Period Earnings" shall mean any amount(s) received as income from a subsequent employer or business during the period such severance amount otherwise would be payable. In addition, the health insurance continuation component of any severance payment under this Agreement also

(except as required by applicable federal or state "COBRA" continuation laws) shall no longer apply in the event that you become covered, or become eligible to be covered (even if your contribution or application is required), by a group health insurance plan of a subsequent employer or business.

        For purposes of this Agreement:

                1. A "Change of Control" will be deemed to have occurred upon:

                        (i) the acquisition by any one person or a group of associated persons (the "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of Common Stock then outstanding (the "Outstanding Common Stock") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), if such acquisition of beneficial ownership would result in such Person beneficially owning either individually or in the aggregate 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that immediately prior to such acquisition such Person(s) was not a direct or indirect beneficial owner of 50.1% or more of the Outstanding Common Stock or 50.1% or more of the combined voting power of Outstanding Voting Securities, as the case may be; and provided further, however, that if such acquisition is by a person who was a stockholder of the Company as of October 31, 2000, then a Change of Control does not occur unless both this Subsection (i) and Subsection (iii)'s change in Board composition provisions are met; or

                        (ii) approval by the stockholders of the Company of a reorganization, merger, consolidation, substantial liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to herein as a "Corporate Transaction"); provided, however, in any such case, payment of any benefits, or amounts (cash, stock or otherwise) shall be conditioned upon the actual consummation of such Corporate Transaction; or

                        (iii) a change in the composition of the Board such that the individuals who, immediately prior to the Effective Date, constitute the Board (such Board hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board on or subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was as a result of the retirement, resignation or removal of a Board member in the ordinary course of business and was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time), including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person(s) other than the Board shall not be so considered as a member of the Incumbent Board.

                2. A "Constructive Termination" shall be deemed to have occurred upon your voluntary termination of employment following the occurrence of any of the following: (a) a change in your duties or responsibilities, or a change in your reporting relationships, either of which results in or reflects a material diminution of the scope or importance of your responsibilities; (b) a reduction in your then current base salary or annual target bonus; (c) a reduction in the level of benefits available or awarded to you under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (d) any failure of any Acquiring Person following a Change of Control to agree to be bound by this Agreement, or (e) a relocation of your primary employment location which is more than 50 miles from your current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, you must give the Company written notice, at least 30 days prior to the date you intend to terminate your employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder.

                3. The term "Disability" shall mean your inability or failure to perform those duties for the Company or any subsidiary traditionally assigned to and performed by you because of your then existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Board of Directors in its reasonable discretion, and shall be determined using the same definition of disability as would qualify you for disability benefits under the Company's long-term disability program generally applicable to you. The Board may consider such evidence as it deems desirable under the circumstances, and the Board's determination shall be final and binding on all parties.

                4. The term "Cause", as used herein, shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, any of the following: (i) your commission of fraud, embezzlement or theft in connection with your duties for the Company or any subsidiary; (ii) your commission of a misdemeanor involving moral turpitude or your commission of a felony; (iii) the wrongful material damage to Company or subsidiary property by you; (iv) the wrongful disclosure of any secret process or confidential information of the Company or any subsidiary; (v) the violation of any non-disclosure, non-solicitation or non-competition covenants to which you are subject; (vi) your intentional or grossly negligent breach of any stated material employment policy of the Company or any subsidiary; or (vii) your refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified you in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice.

        The above payments and benefits are in consideration of and conditional upon your execution of a release of claims against the Company as of the Effective Date, which release shall be in the form attached as Exhibit A.

        This Agreement shall be effective immediately upon your acceptance hereof by your signature below and shall remain in effect for as long as you are employed by the Company, it being understood that nothing contained herein is intended to create a contract or guaranty of continued employment by the Company.

        This Agreement may be amended only by a subsequent writing signed by each of the parties hereto.

        The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware without regard to its conflicts of laws rules. The non-prevailing party in any dispute arising out of or in connection with this Agreement shall bear the reasonable legal fees of the other party hereto.

        This Agreement contains the entire agreement between you and the Company hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

        Please acknowledge your agreement to the foregoing by signing in the space provided below and returning to the undersigned an executed copy of this letter at your earliest convenience.

Sincerely,                                         Accepted and agreed:



John C. Corey
President                                          -----------------------------
and Chief Executive Officer
                                                   -----------------------------
                                                   Signature